                                                                 Exhibit (b)(2)



PRESENTATION TO THE SPECIAL COMMITTEE OF
INDEPENDENT DIRECTORS OF


BRYLANE


MARCH 1999

CONFIDENTIAL

                                                                   Project Boxer
TABLE OF CONTENTS

SECTION
--------------------------------------------------------------------------------

1     Transaction Parameters

2     Summary of Recent Developments

3     Implied Multiples

4     Review of Boxer

      A     Business Overview

      B     Historical Financial Performance

      C     Stock Price History

      D     Wall Street Research Commentary and Earnings Outlook

5     Boxer Projected Financial Performance

6     Observations on Current Market Environment

7     Valuation Guide

      A     Stock Market Valuation of Comparable Companies

      B     Comparable Acquisitions Analysis

      C     Discounted Cash Flow Analysis

CONFIDENTIAL

                                                                   Project Boxer
APPENDICES

      A     Discounted Cash Flow Analysis

      B     Weighted Average Cost of Capital Calculation

      C     Stock Price Sensitivity Analyses

      D     Boxer Historical Trading Multiples

CONFIDENTIAL

SECTION 1

TRANSACTION PARAMETERS

TRANSACTION PARAMETERS



TRANSACTION                     Acquisition of remaining shares of Boxer not
                                currently owned by PPR

PROPOSED PURCHASE PRICE         $24.50 per share

CONSIDERATION                   Cash

MINIMUM OWNERSHIP CONDITION(1)  90% at the initial expiration period
                                75% after the initial expiration period

TRANSACTION VALUATION           EQUITY VALUE: $423 million(2)      ENTERPRISE VALUE: $801 million(3)

                                    EQUITY VALUE /              ENTERPRISE VALUE /      ENTERPRISE VALUE /
                                     NET INCOME                       EBITDA                  EBIT
                                ---------------------          --------------------    -------------------
                                 1998           1999            1998          1999      1998         1999
                                ------         ------          ------        ------    ------       ------
                                22.7 x         14.4 x           9.6 x         8.1 x    13.1 x       10.6 x


----------
(1) PPR currently owns 49.9% of Boxer with an additional 0.2% held indirectly through an affiliate.

(2)   Calculated on 17.26 million fully diluted shares outstanding.

(3)   Includes net debt of $378 million.

SECTION 2

SUMMARY OF RECENT
DEVELOPMENTS

                                                                   Project Boxer
SUMMARY OF RECENT DEVELOPMENTS


DATE                                  EVENT
----                                  -----

5/20/98     First quarter earnings announced on target

8/19/98     Warning issued about 2nd half sales

8/31/98     Announced buyback of $40 million of its common stock

9/18/98     2 analysts cut rating

11/18/98 Announced third quarter earnings of 5 cents versus 85 cents in prior year

12/2/98     PPR offers to acquire remaining shares for $20 per share

1/7/99      Shareholders commence litigation concerning adequacy of PPR offer

1/7/99 Bear Stearns first meets with Boxer Management to commence due diligence financial review of company

1/7-15/99   Continue review of Management forecast including EPS of $1.25 for FY
            1998 and $2.29 for FY 1999

1/18/99 Bear Stearns meets with Special Committee to discuss preliminary impressions

2/2/99 Bear Stearns has initial meeting with J.P. Morgan where they explain their justification and analysis of the $20 PPR offer

2/11/99 Bear Stearns meets with Boxer Management to continue financial due diligence and is informed of additional $5 million pre-tax charge based on recent physical inventory review at West Bridgewater. 1998 EPS lowered to $1.08 from $1.25

2/25/99 Boxer Management informs Bear Stearns that results of initial 1999 catalog mailing and recent discussions with operating management at West Bridgewater on expense issues require revising Management forecast

3/1/99 Revised forecast lowers 1999 EPS from $2.29 to $1.70 and Head Merchant at Chadwick's resigns

3/3/99 Special Committee separately meets with Bear Stearns and Boxer Management to discuss revised forecast

3/4/99 Special Committee and Bear Stearns meet with PPR and J.P. Morgan and negotiate a revised offer of $24.50 per share

CONFIDENTIAL

SECTION 3

IMPLIED MULTIPLES

                                                                   Project Boxer

IMPLIED MULTIPLES


                                            IMPLIED MULTIPLES               COMPARABLES
                                             --------------         --------------------------
           METHODOLOGY                       ($24.50 OFFER)         HARMONIC MEAN        RANGE
           -----------                       --------------         -------------        -----
STOCK MARKET VALUATION OF COMPARABLES:
    P / E (1999)                                  14.4x                 11.6x         7.4x - 16.2x

COMPARABLE ACQUISITIONS(1):
    EV / EBITDA (1998)                             9.6x                  9.4x         4.7x - 17.1x
    EV / EBIT (1998)                              13.1                  11.7          5.5  - 20.6
    P / E (1998)                                  22.7                  20.9         11.1  - 30.8


                                         VALUE RANGE ($ PER SHARE)             COMMENTS
                                         -------------------------             --------
DISCOUNTED CASH FLOW ANALYSIS:                  $18 - $25           Theoretical present value at Discount
                                                                    Rate of 10.5 - 11.5% and an exit
                                                                    multiple of 6.5 - 7.5x 2003E EBITDA
                                                                    from Management projections

----------
(1)   1998 for Boxer, LTM for comparables.

CONFIDENTIAL

SECTION 4

REVIEW OF BOXER

SECTION 4-A

BUSINESS OVERVIEW

                                                                   Project Boxer

BOXER OVERVIEW

- Nation's leading catalog retailer of value-priced apparel with established brands

-     Serves both special and regular-sized markets

-     Major player in low / moderate budged segment

-     Diversification into non-apparel products with home business

- Difficult second half 1998 (principally in West Bridgewater division) due to demand and fulfillment problems

- Lower margin expectation going forward due to increased competition in the sector and product mix changes

- Management cautious in outlook over next several years and has lowered estimates

-     Company will miss Q4 1998 Street forecast(1)

----------
(1) Boxer expects ($0.34) loss for Q4 1998 and $1.08 per share for 1998 versus the composite Street estimate of ($0.11) loss for Q4 1998 and $1.38 per share for 1998.

CONFIDENTIAL

                                                                   Project Boxer


STRATEGIC ISSUES


SELECTED STRATEGIC ISSUES

COMPANY:

- Softness in regular-sized business due to merchandising errors and unseasonably warm Fall 1998

- Greater risk at West Bridgewater due to fashion component than previously understood

-     Dependency on key items (wool products) at West Bridgewater

- Fulfillment / customer service problems at West Bridgewater in Fall 1998 despite lower sales versus Spring season and prior year

-     Expiration of Lane Bryant / Lerner trademarks

-     Uncertainty regarding extension of Sears contract

- Unexpected additional $5 million inventory write-off required at West Bridgewater in Q4 1998

- Recent departure of key personnel at West Bridgewater; need to develop management succession plan

- Disappointing initial feedback on certain early Spring 1999 mailings at West Bridgewater

INDUSTRY:

-     Several direct apparel marketers experienced softer demand in Fall 1998

-     Increased competition in regular-sized business

-     Catalog approval inherently difficult to predict

      -     Fashion content
      -     Weather

-     Few examples of quick turnarounds

CONFIDENTIAL

                                                                   Project Boxer

FINANCIAL OBSERVATIONS


SELECTED FINANCIAL OBSERVATIONS

- Improvement forecasted in 1999, but less aggressive than previous projections following initial disappointing feedback at West Bridgewater

- Limited improvements budgeted in fulfillment cost through 2001 as Management acknowledges the challenge in implementing the correct fixes and the requirement to invest savings to improve customer service

- Moderate improvements overall in operating expenses due primarily to greater efficiencies in advertising and support services

- More volatility and risk due to greater fashion component at West Bridgewater than previously understood

- Short-term strategy to drive earnings through prospecting cuts could compromise long-term growth

-     Margins partially constrained due to investments in new businesses

CONFIDENTIAL

SECTION 4-B

HISTORICAL FINANCIAL PERFORMANCE

                                                                   Project Boxer
BEAR
STEARNS

HISTORICAL FINANCIAL PERFORMANCE

                                              ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                                      ACTUAL               PRELIMINARY
                                             ------------------------        --------
                                              1996(1)          1997            1998
                                             --------        --------        --------
NET SALES                                    $    705        $  1,315        $  1,328
   % growth                                        --            86.5%            1.0%
GROSS MARGIN                                 $    359             641             636
   % of Net Sales                                50.9%           48.7%           47.8%
ADVERTISING                                      18.7             302             328
   % of Net Sales                                26.5%           23.0%           24.7%
FULFILLMENT COSTS                                  55             124             143
   % of Net Sales                                 7.9%            9.4%           10.8%
SUPPORT SERVICES                                   52              89              92
   % of Net Sales                                 8.1%            6.8%            6.9%
                                             --------        --------        --------
OPERATING INCOME(2)                          $     65(3)     $    125(4)     $     72
   % growth                                        --            92.3%          (42.5)%
   % of Net Sales                                 9.2%            9.5%            5.4%
AMORTIZATION                                        7              11              11
INTEREST EXPENSE                                   24              28              29
                                             --------        --------        --------
PRETAX INCOME                                      34              87              32
TAXES                                               2              33              12
                                             --------        --------        --------
NET INCOME(5)                                $     32        $     54        $     19(6)
                                             --------        --------        --------
   % growth                                        --            68.8%          (64.8)%
   % of Net Sales                                 4.5%            4.1%            1.4%
EBITDA                                       $     69        $    136        $     84
   % growth                                        --            97.1%          (38.3)%
   % of Net Sales                                 9.8%           10.3%            6.3%
WEIGHTED AVERAGE DILUTED SHARES (MILLIONS)       14.4            19.4            18.1
EPS (WEIGHTED AVERAGE)                       $   2.22        $   2.76        $   1.08

----------
(1) 1996 results reflect the operations of Chadwick's on a consolidated basis from December 9, 1996, the closing date of the Chadwick's acquisition from TJX.

(2) Includes $2.2 and $4.8 million of unallocated general expenses (relating to startup of new businesses and other costs) in 1998 and 1999, respectively.

(3) Excludes $4.1 million of one-time charges relative to $1.7 million write-off of inventory in Chadwick's business and $2.4 million in on-cash compensation expense.

(4) Excludes $4.0 million of one-time charges relating to $3.3 million of write-off of inventory in Chadwick's business and $0.7 million in non-cash compensation expense.

(5) Excludes after-tax charge of $6.7 million in 1998 and $4.1 million in 1997 relating to deferred financing fees incurred through refinancing of bank debt and redemption of Senior Subordinated Notes.

(6)   Excludes pre-tax charge of $2.3 million relating to PPR proposal fees.

CONFIDENTIAL

                                                                   Project Boxer

BEAR
STEARNS

CONSOLIDATED - HISTORICAL FINANCIAL PERFORMANCE (BY SEASON)

                                                                       ($ IN MILLIONS)

                                                  ACTUAL                 PRELIMINARY
                                      -------------------------------      -------
                                     97 SPRING    97 FALL    98 SPRING     98 FALL
                                      -------     -------     -------      -------
Circulation (millions of catalogs)        286         316         308          324

NET SALES                             $   603     $   711     $   648      $   680
    % growth                               --          --         7.5%         4.4%
    $ per catalog                     $  2.11     $  2.25     $  2.11      $  2.10
Gross Margin                              290         347         319          317
    % of Net Sales                       48.0%       48.8%       49.2%        46.6%
Advertising                               138         165         150          178
    $ per catalog                     $  0.48     $  0.52     $  0.49      $  0.55
    % of Net Sales                       22.8%       23.1%       23.1%        26.2%
Fulfillment Costs                          55          69          64           80
    $ per catalog                     $  0.19     $  0.22     $  0.21      $  0.25
    % of Net Sales                        9.2%        9.7%        9.9%        11.8%
Support Services                           45          45          45           47
    % of Net Sales                        7.4%        6.3%        7.0%         6.9%
                                      --------    --------     -------     --------
OPERATING INCOME(1)(2)                $    52     $    69     $    60      $    12
                                      ========    ========     =======     ========
  % of Net Sales                        8.6%        9.7%        9.7%         1.8%

----------
(1) 1997 results (by season) not adjusted for one-time pre-tax charge of $4.0 million relating to inventory write-offs and non-cash compensation expenses.

(2) 1998 estimates (by season) include pre-tax $3.0 million of unallocated general expenses.


                                                                               9
CONFIDENTIAL

                                                                   Project Boxer
BEAR
STEARNS

WEST BRIDGEWATER - HISTORICAL FINANCIAL PERFORMANCE

                                                                    ($ IN MILLIONS)

                                                     ACTUAL           PRELIMINARY
                                              --------------------      -------
                                              1996(1)       1997         1998
                                              -------      -------      -------
Circulation (millions of catalogs)                184          232          258

NET SALES                                     $   526      $   602      $   624
    % growth                                       --         14.5%         3.6%
    $ per catalog                             $  2.86      $  2.59      $  2.42
Gross Margin                                      239          277          275
    % of Net Sales                               45.4%        46.1%        44.1%
Advertising                                       101          115          131
    $ per catalog                             $  0.60      $  0.50      $  0.51
    % of Net Sales                               19.3%        19.1%        21.0%
Fulfillment Costs                                  57           74           93
    $ per catalog                             $  0.31      $  0.32      $  0.36
    % of Net Sales                               10.8%        12.2%        14.9%
Support Services                                   40           37           36
    % of Net Sales                                7.6%         6.1%         5.7%
                                              -------      -------      -------
OPERATING INCOME                              $    39      $    51      $    15
                                              -------      -------      -------
    % of Net Sales                                7.4%         8.5%         2.4%

----------
(1)   1996 results reflect a full year of operations for Chadwick's.


                                                                              10
CONFIDENTIAL

                                                                   Project Boxer
BEAR
STEARNS

WEST BRIDGEWATER - HISTORICAL FINANCIAL PERFORMANCE (BY SEASON)

                                                                      ($ IN MILLIONS)

                                                  ACTUAL                PRELIMINARY
                                      -------------------------------     -------
                                     97 SPRING    97 FALL    98 SPRING    98 FALL
                                      -------     -------     -------     -------
Circulation (millions of catalogs)        114         118         128         130

NET SALES                             $   257     $   345     $   290     $   334
    % growth                               --          --        12.8%       (3.2)%
    $ per catalog                     $  2.25     $  2.92     $  2.26     $  2.57
Gross Margin                              118         160         136         139
    % of Net Sales                       45.8%       46.3%       47.0%       41.6%
Advertising                                47          68          53          78
    $ per catalog                     $  0.41     $  0.57     $  0.42     $  0.60
    % of Net Sales                       18.4%       19.7%       18.4%       23.4%
Fulfillment Costs                          33          41          40          53
    $ per catalog                     $  0.29     $  0.34     $  0.32     $  0.41
    % of Net Sales                       12.8%       11.8%       14.0%       15.8%
Support Services                           18          19          19          17
    % of Net Sales                        7.0%        5.4%        6.6%        5.1%
                                      -------     -------     -------     -------
OPERATING INCOME                      $    19     $    32     $    24     $    (9)
                                      -------     -------     -------     -------
    % of Net Sales                        7.6%        9.4%        8.1%       (2.7)%

CONFIDENTIAL

                                                                   Project Boxer
BEAR
STEARNS

INDIANAPOLIS - HISTORICAL FINANCIAL PERFORMANCE

                                                                    ($ IN MILLIONS)

                                                     ACTUAL           PRELIMINARY
                                              --------------------      -------
                                               1996         1997         1998
                                              -------      -------      -------
Circulation (millions of catalogs)                263          370          375

NET SALES                                     $   629      $   711      $   704
    % growth                                       --         13.1%         0.1%
    $ per catalog                             $  2.39      $  1.92      $  1.88
Gross Margin                                      324          360          360
    % of Net Sales                               51.5%        50.6%        51.1%
Advertising                                      1.73          187          197
    $ per catalog                             $  0.66      $  0.51      $  0.53
    % of Net Sales                               27.5%        26.3%        28.0%
Fulfillment Costs                                  42           51           51
    $ per catalog                             $  0.16      $  0.14      $  0.14
    % of Net Sales                                6.7%         7.2%         7.2%
Support Services                                   45           52           53
    % of Net Sales                                7.2%         7.3%         7.5%
                                              -------      -------      -------
OPERATING INCOME                              $    63      $    70      $    60
                                              -------      -------      -------
    % of Net Sales                               10.1          9.9%         8.5%


                                                                              12
CONFIDENTIAL

                                                                   Project Boxer

BEAR
STEARNS

INDIANAPOLIS - HISTORICAL FINANCIAL PERFORMANCE (BY SEASON)

                                                                      ($ IN MILLIONS)

                                                  ACTUAL                PRELIMINARY
                                      -------------------------------     -------
                                     97 SPRING    97 FALL    98 SPRING    98 FALL
                                      -------     -------     -------     -------
Circulation (millions of catalogs)        171         198         180         194

NET SALES                             $   346     $   365     $   358     $   346
    % growth                               --          --         3.5%       (5.2)%
    $ per catalog                     $  2.02     $  1.84     $  2.00     $  1.78
Gross Margin                              176         184         182         178
    % of Net Sales                       50.9%       50.4%       50.9%       51.4%
Advertising                                89          98          97         100
    $ per catalog                     $  0.52     $  0.49     $  0.54     $  0.52
    % of Net Sales                       25.6%       26.9%       26.9%       28.9%
Fulfillment Costs                          23          29          24          28
    $ per catalog                     $  0.13     $  0.15     $  0.13     $  0.14
    % of Net Sales                        6.5%        7.9%        6.6%        8.1%
Support Services                           26          26          26          27
    % of Net Sales                        7.5%        7.0%        7.3%        7.8%
                                      -------     -------     -------     -------
OPERATING INCOME                      $    39     $    31     $    36     $    24
                                      -------     -------     -------     -------
    % of Net Sales                       11.3%        8.5%       10.1%        6.9%

CONFIDENTIAL

BEAR
STEARNS

SECTION 4-C

STOCK PRICE HISTORY

BEAR                                                              Project Boxer
STEARNS


HISTORICAL STOCK PRICE PERFORMANCE

BOXER'S STOCK PRICE DECLINED DUE TO A SECOND HALF 1998 EARNINGS WARNING AND SUBSEQUENT EARNINGS DROP. BOXER SUBSEQUENTLY TRADED BETWEEN $11.13 AND $17.13 UNTIL THE PPR OFFER.




[GRAPH OF HISTORICAL PRICE AND VOLUME TRADED SINCE IP0, WITH SIGNIFICANT DATES PLOTTED]

2/21/97 - IPO of four million shares priced at $24 each.

02/20/98 - Announced PPR will buy 40% of the Company for $355 million.

04/03/98 - Announced PPR completed purchase of approximately 43.7% of common stock for $51 per share.

05/20/98 - 1st Qtr. earnings on target.

08/19/98 - Warning issued about 2nd half sales.

08/31/98 - Announced buyback of $40 million of its common stock.

09/18/98 - 2 analysts cut rating.

11/18/98 - Announced 3rd Qtr. earnings of 5 cents versus 85 cents in 3Q of previous year.

12/02/98 - PPR offers to acquire remaining shares for $173 million or $20 per share.

12/03/98 - Share rises 29% and exceed per share price of PPR offer.

1/07/99 - Shareholders sue over PPR offer.

1/14/99 - Special Committee engages Bear Stearns as financial advisor to evaluate PPR proposal.

----------
Data through 3/4/99.


                                                                              14
CONFIDENTIAL

BEAR
STEARNS


SECTION 4-D

WALL STREET RESEARCH
COMMENTARY AND EARNINGS
OUTLOOK

BEAR                                                              Project Boxer
STEARNS


WALL STREET RESEARCH COMMENTARY


                        STOCK PRICE AS OF
ANALYST / FIRM / DATE    REPORT RELEASE                              SELECTED COMMENTS                                     RATING
---------------------    --------------                              -----------------                                     ------
Maura H. Byrne/              $23.13        We have decided to lower our EPS estimates to reflect lower than                  NA
Salomon Smith Barney/                      expected sales in November and December. While we had expected the
1/07/99                                    same factors that pulled down 3Q 98 sales to drag down 4Q 98, the negative impact has been bigger than we initially projected. Therefore, we now forecast a 4Q 98 sales decline of 5%. Brylane's stock price currently reflects the market's expectation of a higher bid than the recent offer of $20 per share by Pinault-Printemps-Redoute.

Janet J. Kloppenburg/        $22.13        Brylane announced that Pinault-Printemps, a leading specialty retailer           Market
BancBoston/                                and cataloger in France, offered to acquire the remaining 50% of Brylane        Perform
12/03/98                                   stock which it did not already own at a share price of $20. This transaction offers Brylane additional merchandising and buying talent from which to rejuvenate its catalog sales, which have been weak recently.
                                           The Company is becoming a growing presence in the regular-size apparel market through its Lerner catalog as well as through several new catalogs recently or soon to be launched. We believe Brylane can enjoy several years of at least 8% - 10% sales growth and 18% earnings growth based on: (1) continued growth of at least 8% in existing catalogs; (2)
                                           development of new catalog concepts; (3) more effective utilization of its 23 million name customer file; (4) continued leverage of its state-of-the art operating infrastructure, (5) deleveraging of its balance sheet; and (6) favorable demographic trends such as aging baby boomers which support a growing population of large-sized individuals.

Todd Slater/                 $11.13        The bad news is that problems in the regular-size business have spread           HOLD
Lazard Freres/                             beyond Lerner to the Chadwick's book.  The good news is that the large
11/19/98                                   size segment, principally Lane Bryant, has recovered and is performing well.  Lerner and Chadwick's seem to be suffering from their own distinct fashion issues and have become too complacent in their presentation and their merchandise offerings.  SG&A increased 610 basis points because of
                                           1) a 6.1% increase in circulation, 2) lower productivity of catalog mailings, 3) increase in payroll costs at its West Bridgewater distribution facility, and 4) higher shipping incentives and shipping costs. Inventory was up 9% and is too high considering the sales decline.

Mark A. Friedman/             $14.50       Chadwick's problems can be attributed to a combination of too much
Merrill Lynch/                             dependency on item merchandise (especially blazers), warm weather, stale          BUY
11/18/98                                   creative and a mailing strategy that focused volume on the early part of fall. Lerner remained soft as some mis-steps in merchandising continued
                                           to impact sales. The large size business continues to perform well, and the key focus will be on revitalizing the regular size business.

Janet J. Kloppenburg/         $14.50       We believe there are significant fundamental issues affecting the company's
BancBoston/                                business than just fashion and merchandise errors at some of its catalogs.       Market
11/18/98                                   In Lerner, a lack of new fashion as well as tired catalog design were the       Perform
                                           catalysts for its poor performance.  In Chadwick's, a strong focus on last year's best sellers did not create any newness this fall, and that
                                           Chadwick's heavily item-dependent merchandising strategy (particularly in blazers) did not receive favorable response from customers this year.

Janet J. Kloppenburg/         $21.00       The company's shortfall in sales is due not only to continued softness in
BancBoston/                                its Lerner catalog but, more importantly, due to softness in its Chadwick's    Long-Term
9/25/98                                    winter catalog as well as in its core Lane Bryant large size catalog. The      Attractive
                                           company is facing increase competitive pressure from large-size specialty retailers or other dominant catalogs such as J.C. Penney, for example, and is most likely losing market share. The now broad-based and progressive sales weakness indicates to us a fundamental shift in demand for the company's value-priced assortments primarily, in our opinion, due to the company's own internal merchandising errors and to a lesser extent due to the effects of an overall more conservative consumer spending environment.


                                                                              15
CONFIDENTIAL

BEAR                                                              Project Boxer
STEARNS


BOXER EARNINGS OUTLOOK(1)

BOXER'S FOURTH QUARTER 1998E ESTIMATE IS SUBSTANTIALLY BELOW THE STREET AVERAGE, HOWEVER, ITS 1999E ESTIMATE IS ROUGHLY IN LINE WITH THE STREET BASED ON COMPANY GUIDANCE FROM NOVEMBER 1998.


                                             Q4 1998 / 1998E          1999E EPS
        FIRM                                   EPS ESTIMATE            ESTIMATE
        ----                                   ------------            --------
BancBoston                                     ($0.10)/$1.39            $1.60

Lazard Freres                                    (0.10)/1.39             1.70

Merrill Lynch                                    (0.09)/1.39             1.70

Salomon Smith Barney                             (0.15)/1.34             1.65
                                               -------------           ------

       Composite                               ($0.11)/$1.38            $1.66

Revised Management Estimate                    ($0.34)/$1.08(2)         $1.70

----------
(1)   Source: First Call.

(2) Calculated based on estimated weighted average diluted shares outstanding of 18.1 million during 1998.


                                                                              16
CONFIDENTIAL

BEAR                                                              Project Boxer
STEARNS


TREND IN 1999E BOXER EARNINGS ESTIMATES

THE STREET'S 1999E ESTIMATE HAS DECLINED STEADILY FROM $3.86 PER SHARE IN MAY 1998 TO A CURRENT $1.66 PER SHARE, A 57% DROP.

EPS ESTIMATES                                                    (ROLLING BASIS)

                                                               REVISIONS       TOTAL
DATE OF ESTIMATE                    MEAN    HIGH    LOW        UP     DOWN   ESTIMATES
February 1999                      $1.66   $1.70   $1.60       0       0       4
January 1999                        1.66    1.70    1.60       0       1       4
December 1998                       1.69    1.75    1.60       0       4       4
November 1998                       1.69    1.75    1.60       0       4       4
October 1998                        2.59    2.85    2.25       0       5       5
September 1998                      3.61    3.85    3.50       0       3       6
August 1998                         3.80    3.90    3.50       0       2       5
July 1998                           3.84    3.90    3.80       0       0       5
June 1998                           3.86    3.90    3.80       0       0       4
May 1998                            3.86    3.90    3.80       0       0       4

[EPS ESTIMATES GRAPH FOR MAY 1998 - FEBRUARY 1999]

Source:  I/B/E/S consensus earnings estimates.


                                                                              17
CONFIDENTIAL

BEAR
STEARNS


SECTION 5

BOXER PROJECTED FINANCIAL PERFORMANCE

BEAR
STEARNS                                                          Project Boxer


PROJECTED FINANCIAL PERFORMANCE - REVISED PROJECTIONS(1)

                                                                          ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                               ACTUAL                       PROJECTED FISCAL YEAR
                                               1997            1998            1999        2000          2001
                                             ---------      ---------       ---------    ---------    ---------
NET SALES                                    $   1,315      $   1,328       $   1,356    $   1,445    $   1,553
   % growth                                         --            1.0%            2.1%         6.5%         7.5%
GROSS MARGIN                                       641            636             660          701          753
   % of Net Sales                                 48.7%          47.8%           48.6%        48.5%        48.5%
ADVERTISING                                        302            328             328          347          373
   % of Net Sales                                 23.0%          24.7%           24.2%        24.0%        24.0%
FULFILLMENT COSTS                                  124            143             150          157          168
   % of Net Sales                                  9.4%          10.8%           11.1%        10.9%        10.8%
SUPPORT SERVICES                                    89             92              95           98          104
   % of Net Sales                                  6.8%           6.9%            7.0%         6.8%         6.7%
                                             ---------      ---------       ---------    ---------    ---------
OPERATING INCOME(2)                          $     125(3)   $      72       $      86    $      98    $     109
   % growth                                         --          (42.5)%          19.9%        13.7%        10.7%
   % of Net Sales                                  9.5%           5.4%            6.4%         6.8%         7.0%
AMORTIZATION                                        11             11              11           11           11
INTEREST EXPENSE                                    28             29              28           25           24
                                             ---------      ---------       ---------    ---------    ---------
PRETAX INCOME                                       87             32              48           62           74
TAXES                                               33             12              18           24           28
                                             ---------      ---------       ---------    ---------    ---------
NET INCOME(4)                                $      54      $      19(5)    $      29    $      38    $      45
                                             =========      ===========     =========    =========    =========
   % growth                                         --          (64.8)%          50.1%        30.3%        18.6%
   % of Net Sales                                  4.1%           1.4%            2.2%         2.6%         2.9%
EBITDA                                       $     136      $      84       $      99    $     111    $     121
   % growth                                         --          (38.3)%          17.8%        12.2%         9.5%
   % of Net Sales                                 10.3%           6.3%            7.3%         7.7%         7.8%
WEIGHTED AVERAGE DILUTED SHARES (MILLIONS)        19.4           18.1            17.3         17.3         17.3
EPS (WEIGHTED AVERAGE)                       $    2.76      $    1.08       $    1.70    $    2.21    $    2.62

(1) MANAGEMENT PROJECTIONS DATED FEBRUARY 26, 1999.

(2) Includes $2.2 and $4.8 million of unallocated general expenses (relating to startup of new businesses and other costs) in 1998 and 1999, respectively.

(3) Excludes $4.0 million of one-time charges relating to $3.3 million of write-off of inventory in Chadwick's business and $0.7 million in non-cash compensation expense.

(4) Excludes after-tax charge of $6.7 million in 1998 and $4.1 million in 1997 relating to deferred financing fees incurred through refinancing of bank debt and redemption of Senior Subordinated Notes.

(5) Excludes pre-tax charge of $2.3 million relating to PPR proposal fees.


                                                                              18
CONFIDENTIAL

BEAR
STEARNS                                                          Project Boxer


PROJECTED FINANCIAL PERFORMANCE - OLD PROJECTIONS(1)

                                                                         ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                               ACTUAL                       PROJECTED FISCAL YEAR
                                               1997           1998            1999         2000          2001
                                             ---------      ---------       ---------    ---------    ---------
NET SALES                                    $   1,315      $   1,328       $   1,389    $   1,479    $   1,590
   % growth                                         --            1.0%            4.6%         6.5%         7.5%
GROSS MARGIN                                       641            641             678          719          773
   % of Net Sales                                 48.7%          48.2%           48.8%        48.6%        48.6%
ADVERTISING                                        302            329             328          348          374
   % of Net Sales                                 23.0%          24.8%           23.6%        23.5%        23.5%
FULFILLMENT COSTS                                  124            143             153          161          172
   % of Net Sales                                  9.4%          10.7%           11.0%        10.9%        10.8%
SUPPORT SERVICES                                    89             91              96          101          107
   % of Net Sales                                  6.8%           6.9%            6.9%         6.8%         6.7%
                                             ---------      ---------       ---------    ---------    ---------
OPERATING INCOME(2)                          $     125(3)   $      77       $     101    $     110    $     121
   % growth                                         --          (38.2%)          40.3%         8.9%        10.0%
   % of Net Sales                                  9.5%           5.8%            7.3%         7.4%         7.6%
AMORTIZATION                                        11             11              11           11           11
INTEREST EXPENSE                                    28             29              26           24           23
                                             ---------      ---------       ---------    ---------    ---------
PRETAX INCOME                                       87             37              65           75           87
TAXES                                               33             14              25           29           33
                                             ---------      ---------       ---------    ---------    ---------
NET INCOME(4)                                $      54      $      23(5)    $      40    $      46    $      53
                                             =========      ===========     =========    =========    =========
   % growth                                         --          (57.9%)         103.7%        15.7%        16.3%
   % of Net Sales                                  4.1%           1.7%            2.9%         3.1%         3.4%
EBITDA                                       $     136      $      89       $     114    $     123    $     133
   % growth                                         --          (34.6%)          35.4%         7.7%         9.1%
   % of Net Sales                                 10.3%           6.7%            8.2%         8.3%         8.4%
WEIGHTED AVERAGE DILUTED SHARES (MILLIONS)        19.4           18.1            17.3         17.3         17.3
EPS (WEIGHTED AVERAGE)                       $    2.76      $    1.25       $    2.29    $    2.65    $    3.08

(1) MANAGEMENT PROJECTIONS DATED JANUARY 7, 1999.

(2) Includes $2.2 and $4.8 million of unallocated general expenses (relating to startup of new businesses and other costs) in 1998 and 1999, respectively.

(3) Excludes $4.0 million of one-time charges relating to $3.3 million of write-off of inventory in Chadwick's business and $0.7 million in non-cash compensation expense.

(4) Excludes after-tax charge of $6.7 million in 1998 and $4.1 million in 1997 relating to deferred financing fees incurred through refinancing of bank debt and redemption of Senior Subordinated Notes.

(5) Excludes pre-tax charge of $2.3 million relating to PPR proposal fees.


CONFIDENTIAL                                                                  19

BEAR
STEARNS                                                          Project Boxer


REVISED PROJECTED FINANCIAL PERFORMANCE (BY SEASON)

BOXER CONSOLIDATED                                               ($ IN MILLIONS)

                                 ACTUAL                 PRELIMINARY        PROJECTED
                    --------------------------------
                    SPRING 97    FALL 97    SPRING 98    FALL 98     SPRING 99     FALL 99
                    ---------    -------    ---------    -------     ---------     -------
Net Sales            $  603      $  711      $  648      $  680       $  638       $  718
% Growth                 --          --         7.5%       (4.4%)       (1.5%)        5.6%
Operating Income         52          69          60          12           43           48
% of Net Sales          8.6%        9.7%        9.7%        1.8%         6.7%         6.7%

WEST BRIDGEWATER                                                 ($ IN MILLIONS)

                                ACTUAL                  PRELIMINARY       PROJECTED
                    ---------------------------------
                    SPRING 97    FALL 97    SPRING 98    FALL 98     SPRING 99     FALL 99
                    ---------    -------    ---------    -------     ---------     -------
Net Sales            $  257      $  345      $  290      $  334       $  255       $  338
% Growth                 --          --        12.8%       (3.2%)      (12.1%)        1.2%
Operating Income         19          32          24          (9)           6           19
% of Net Sales          7.6%        9.4%        8.1%       (2.7)%        2.4%         5.6%

INDIANAPOLIS                                                     ($ IN MILLIONS)

                                 ACTUAL                PRELIMINARY        PROJECTED
                    ---------------------------------
                    SPRING 97    FALL 97    SPRING 98    FALL 98     SPRING 99    FALL 99
                    ---------    -------    ---------    -------     ---------    -------
Net Sales            $  346      $  365      $  358      $  346       $  383      $  380
% Growth                 --          --         3.5%       (5.2%)        7.0%        9.8%
Operating Income         39          31          36          24           37          29
% of Net Sales         11.3%        8.5%       10.1%        6.9%         9.6%        7.7%

CONFIDENTIAL

BEAR
STEARNS

SECTION 6

OBSERVATIONS ON CURRENT MARKET ENVIRONMENT

BEAR                                                               PROJECT BOXER
STEARNS

RELATIVE STOCK PRICE PERFORMANCE OF BOXER VS. COMPARABLE GROUP INDEX

BOXER HAS TRACKED ITS COMPARABLE GROUP UNTIL AN EARNINGS WARNING IN AUGUST 1998 AND SUBSEQUENT EARNINGS DROP CAUSED THE SPREAD TO WIDEN.





[INDEX PRICE GRAPH SINCE IPO(1) TRACKING BOXER, COMPARABLE GROUP INDEX(3) AND S&P 500: FEBRUARY 1997 - MARCH 1999]

(1) IPO on 2/21/97.

(2) Data through 3/4/99.

(3) Comparable Group Index is an equally weighted index of Coldwater Creek, DM Management, Lands' End and Lillian Vernon.

CONFIDENTIAL

BEAR
STEARNS

SECTION 7

VALUATION GUIDE

BEAR
STEARNS

SECTION 7-A

STOCK MARKET VALUATION OF COMPARABLE COMPANIES

BEAR
STEARNS

COMPARABLE COMPANY TRADING MULTIPLES

                                          ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                                5-YEAR   1999E P /E/
                                  PRICE AS    MARKET               EV /         EV /                           PROJECTED   5-YEAR
                                     OF       VALUE  ENTERPRISE   EBITDA       EBIT         EPS(2)      P / E  GROWTH     PROJECTED
COMPANY                            3/4/99   OF EQUITY  VALUE (1)   1999E       1999E      1999E         1999E  RATE (3)  GROWTH RATE
Management Projections
BOXER (EFFECTED PRICE)(4)          $21.44    $  371    $  749       7.6X(5)    9.9x(6)   $ 1.70         12.6X       15%      0.84
BOXER (OFFER)(7)                    24.50       424       802       8.1 (5)    10.6(6)     1.70         14.4        15       0.96
Blair                              $18.88    $  168    $  198       4.6x(8)    5.3x      $ 2.55(8)       7.4x       NA         NA
Coldwater Creek                     11.63       118       133       5.0 (9)    6.0         1.18          9.9        22       0.46
DM Management                       15.75       162       175       8.5       10.2         0.98         16.1        28       0.57
Lands' End                          29.81       914     1,161      10.6       13.6         1.84         16.2        13       1.25
Lillian Vernon                      14.38       131       131       5.4 (8)    6.8 (8)     1.03         14.0        20       0.70
HARMONIC MEAN (EXCLUDING  BOXER)
                                                                    6.1X       7.4X                     11.6X

(1) Net debt used in calculation of enterprise value is not adjusted to reflect seasonal debt and does not include any off-balance sheet debt.

(2) Source: First Call.

(3) Source: Zack's consensus earnings estimates.

(4) Reflects current market price which has been effected by PPR proposal.

(5) Assumes 1999 EBITDA of $98.7 million.

(6) Assumes 1999 EBIT of $75.4 million.

(7) Represents revised PPR offer from 3/4/99.

(8) Source: Value Line.

(9) D&A assumed to equal LTM result of $4.5 million due to lack of further information.

CONFIDENTIAL

                                                                   Project Boxer

BEAR
STEARNS

COMPARABLE COMPANY DESCRIPTION

COMPANY                DESCRIPTION                                               MARKET VALUE  ENTERPRISE  LTM SALES(1)
                                                                                   OF EQUITY      VALUE
Boxer                  Specialty direct marketer to the value-priced              $371           $749        $1,328
                       market.  Serves the special-size market with Lane
                       Bryant, Roaman's, Jessica London and King Size catalogs,
                       and the regular-size market with Chadwick's, Lerner and
                       Bridgewater catalogs. Recently diversified into home
                       furnishing products. Exclusive licensing arrangement with
                       Sears.

Blair                  Retailer and direct mail merchandiser of fashion            168            198           540
                       apparel for men and women, as well as a variety of
                       home products; operates select number of retail
                       stores and outlet centers.

Coldwater Creek        Specialty direct-mail retailer of apparel, gifts,           118            133           318
                       jewelry and home furnishings; select number of
                       company retail stores

DM Management          Specialty direct marketer of high quality women's           162            175           219
                       apparel, accessories, shoes, and gifts; markets its
                       products through the J. Jill and Nicole Summers
                       catalogs

Lands' End             Specialty direct-mail retailer of clothing,                 914          1,161         1,311
                       accessories, shoes, luggage, bath and bedding
                       products; operates chain of outlet stores

Lillian Vernon         Direct-mail specialty catalog marketer of                   131            131           266
                       household, gift, gardening, kitchen, Christmas and
                       children's products

COMPANY                DESCRIPTION                                                    EBITDA        EBIT        NET INCOME
                                                                                     MARGIN(1)     MARGIN(1)     MARGIN(1)
Boxer                  Specialty direct marketer to the value-priced                   6.3%          4.6%          1.5%
                       market.  Serves the special-size market with Lane
                       Bryant, Roaman's, Jessica London and King Size catalogs,
                       and the regular-size market with Chadwick's, Lerner and
                       Bridgewater catalogs. Recently diversified into home
                       furnishing products. Exclusive licensing arrangement with
                       Sears.

Blair                  Retailer and direct mail merchandiser of fashion                6.6           5.7           3.5
                       apparel for men and women, as well as a variety of
                       home products; operates select number of retail
                       stores and outlet centers.

Coldwater Creek        Specialty direct-mail retailer of apparel, gifts,               7.5           5.9           3.3
                       jewelry and home furnishings; select number of
                       company retail stores

DM Management          Specialty direct marketer of high quality women's               7.1           6.1           3.8
                       apparel, accessories, shoes, and gifts; markets its
                       products through the J. Jill and Nicole Summers
                       catalogs

Lands' End             Specialty direct-mail retailer of clothing,                     7.4           6.0           3.6
                       accessories, shoes, luggage, bath and bedding
                       products; operates chain of outlet stores

Lillian Vernon         Direct-mail specialty catalog marketer of                       5.9           4.2           2.8
                       household, gift, gardening, kitchen, Christmas and
                       children's products

(1) Boxer's LTM operating results are for the fiscal year 1998 period. 1999 Sales, EBITDA, EBIT and Net Income margins are projected to be $1,356 million, 7.3%, 6.5% and 2.2%, respectively.

CONFIDENTIAL

BEAR
STEARNS

SECTION 7-B

COMPARABLE ACQUISITIONS ANALYSIS

BEAR
STEARNS                                                           Project Boxer


COMPARABLE ACQUISITION ANALYSIS

                                                                 ($ IN MILLIONS)

ANNOUNCEMENT    TARGET /                    EQUITY    ENTERPRISE                       LTM
                                                                   -------------------------------------------
DATE            ACQUIROR                    VALUE       VALUE      REVENUE       EBITDA    EBIT     NET INCOME
----            --------                    -----       -----      -------       ------    ----     ----------
3/4/99          BOXER / PINAULT -            $423      $801        $1,328         $84      $61        $19
                PRINTEMPS-REDOUTE(1)
2/11/99         Fingerhut Companies /       1,482     1,742         1,609         134       93         46
                Federated Department
                Stores
12/15/98        Bedford Fair /                 39        39           120          NA       NA         NA
                Fingerhut Companies
8/12/98         Arizona Mail Order /          109       120           140          NA       NA         NA
                Fingerhut Companies
6/15/98         Pleasant Co. /                700       715           300          NA       NA         NA
                Mattel
5/18/98         Viking Office               2,452     2,363         1,447         138      115         80
                Products /
                Office Depot
4/7/98          Quill /                       637       690           551          NA       NA         22
                Staples
3/20/98         Rivertown Trading /           120       120           190          NA       NA         NA
                Dayton Hudson
2/20/98         Boxer /                       935     1,290         1,315         135      114         53
                Pinault - Printemps
                Redoute(4)

ANNOUNCEMENT    TARGET /                       ENTERPRISE VALUE / LTM     EQUITY VALUE
                                              ------------------------      / LTM
DATE            ACQUIROR                      REVENUE   EBITDA    EBIT    NET INCOME
----            --------                      -------   ------    ----    ----------
3/4/99          BOXER / PINAULT -             0.60X       9.6X    13.2X      22.7X
                PRINTEMPS-REDOUTE(1)
2/11/99         Fingerhut Companies /         1.08       13.1     18.7       24.0(2)
                Federated Department
                Stores
12/15/98        Bedford Fair /                0.33         NA       NA        NA
                Fingerhut Companies
8/12/98         Arizona Mail Order /          0.86        6.7(3)    NA        NA
                Fingerhut Companies
6/15/98         Pleasant Co. /                2.38         NA       NA        NA
                Mattel
5/18/98         Viking Office                 1.63       17.1     20.6       30.8
                Products /
                Office Depot
4/7/98          Quill /                       1.25         NA       NA       28.7
                Staples
3/20/98         Rivertown Trading /           0.63         NA       NA         NA
                Dayton Hudson
2/20/98         Boxer /                       0.98        9.6     11.3       17.6
                Pinault - Printemps
                Redoute(4)

Note: LTM = Latest twelve months.

(1) Figures assume 100% acquisition, however, transaction represents the remaining 49.9% stake of Brylane's total outstanding stock, at $24.50 per share.

(2) Multiple assumes $25 offer price divided by 1998 EPS of $1.04.

(3) Based on Street estimates.

(4) Figures assume 100% acquisition, however, transaction represents a 43.7% stake of Brylane's total outstanding stock, at $51 per share.

CONFIDENTIAL

PROJECT
BOXER                                                             Project Boxer


COMPARABLE ACQUISITION ANALYSIS (CONT.)

                                                                 ($ IN MILLIONS)

                                                                    LTM
ANNOUNCEMENT  TARGET /              EQUITY    ENTERPRISE     --------------------------
DATE          ACQUIROR               VALUE       VALUE       REVENUE      EBITDA   EBIT
------------  --------              ------    ----------     -------      -------  ----
1/6/97        Maintenance           $245       $279          $126         $23      $21
              Warehouse /
              Home Depot
12/2/96       Eastbay /              147        143           120          10        9
              Woolworth
10/21/96      Chadwick's (TJX) /     243        236           480          50       43
              Brylane LP
12/21/95      State Line Tack /       19         28            53          (0)      (1)
              PETsMART
11/30/95      Inmac /                124        135           369          15       11
              Micro Warehouse
4/4/95        Sporting Dogs           69         75            75           1        1
              Specialties /
              PETsMART
7/13/93       Brylane Direct /       475        475           425          46       43
              Freeman Spogli(1)




                                                                               EQUITY VALUE
ANNOUNCEMENT  TARGET /                             ENTERPRISE VALUE / LTM        / LTM
DATE          ACQUIROR               NET INCOME   REVENUE    EBITDA    EBIT     NET INCOME
1/6/97        Maintenance               $11        2.21x      12.2x    13.3x      22.3x
              Warehouse /
              Home Depot
12/2/96       Eastbay /                   6        1.19       13.8     15.4       24.8
              Woolworth
10/21/96      Chadwick's (TJX) /         22        0.49        4.7      5.5       11.1
              Brylane LP
12/21/95      State Line Tack /          (1)       0.52        NM     NM           NM
              PETsMART
11/30/95      Inmac /                     5        0.36        9.1     12.2       27.1
              Micro Warehouse
4/4/95        Sporting Dogs               1        0.99        NM     NM           NM
              Specialties /
              PETsMART
7/13/93       Brylane Direct /           26        1.12       10.3     11.1       18.1
              Freeman Spogli(1)
                                     HIGH          2.38X      17.1x    20.6x      30.8x
                                     LOW           0.33       4.7      5.5        11.1
                                     HARMONIC MEAN 0.77       9.4      11.7       20.9

Note:  LTM = Latest twelve months.

(1) Figures assume 100% acquisition, however, transaction represents a 60.0% stake of Brylane Direct business.

CONFIDENTIAL

SECTION 7-C

DISCOUNTED CASH FLOW ANALYSIS

BEAR
STEARNS                                                           Project Boxer

KEY OPERATING ASSUMPTIONS

                                                                 ($ IN MILLIONS)

                       1999          2000          2001          2002          2003         4-YEAR CAGR
                       ----          ----          ----          ----          ----         -----------
NET SALES            $  1,357      $  1,444      $  1,552      $  1,668      $  1,792           7.2%
% growth                   --           6.5%          7.5%          7.5%          7.5%
GROSS MARGIN              660           701           753           810           870
% of Net Sales           48.6%         48.5%         48.5%         48.5%         48.5%
EBITDA                     99           112           122           130           146          10.2%
% of Net Sales            7.3%          7.8%          7.8%          7.8%          8.2%
OPERATING INCOME           87            99           108           118           125           9.5%
% of Net Sales            6.4%          6.8%          7.0%          7.0%          7.0%
CAPEX                      20            30            50            50            20
% of Net Sales            1.5%          2.1%          3.2%          3.0%          1.1%

                           DISCOUNT RATE: 10.5-11.5%

                            EXIT MULTIPLE: 6.5-7.5x

                      IMPLIED PERPETUITY GROWTH: 3.3-4.1%


                                                                              26
CONFIDENTIAL

BEAR
STEARNS                                                           Project Boxer

DISCOUNTED CASH FLOW RESULTS

                                                                           DISCOUNT RATE
                                             --------------------------------------------------------------------------
                                             EBITDA MULTIPLES       10.5%                  11.0%                  11.5%
                                             ----------------       -----                  -----                  -----
PRESENT VALUE OF 1999 - 2003 CASH FLOWS                             $149                   $147                   $145
PRESENT VALUE OF TERMINAL VALUES                   6.5x             $577                   $564                   $551
                                                   7.0               621                    607                    594
                                                   7.5               665                    650                    636
PRESENT VALUE OF ENTERPRISE VALUES                 6.5x             $725                   $711                   $696
                                                   7.0               770                    754                    739
                                                   7.5               814                    797                    781
LESS: NET DEBT @ 10/31/98                                          ($378)                 ($378)                 ($378)
PRESENT VALUE OF EQUITY                            6.5x             $347                   $333                   $318
                                                   7.0               392                    376                    361
                                                   7.5               436                    419                    403
PV OF GROSS EQUITY VALUE / PER SHARE               6.5x           $20.13                 $19.27                 $18.43
                                                   7.0             22.70                  21.78                  20.89
                                                   7.5             25.27                  24.29                  23.35


                                                                              27
CONFIDENTIAL

BEAR
STEARNS


APPENDICES

BEAR
STEARNS


APPENDIX A

DISCOUNTED CASH FLOW ANALYSIS

BEAR STEARNS                                                     Project Boxer


BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)


                      SUMMARY OF OPERATIONS AND ASSUMPTIONS

                                                                                     Actual
                                                                                  Nine Months       Three Months
                                                   Actual Fiscal Year                 Ended           Estimated
                                                -----------------------------    --------------    --------------
                                                      1996              1997        10/31/98           1/31/99
                                                -----------    --------------    --------------    --------------
OPERATING ASSUMPTIONS

     Circulation (millions of catalogs)(1)           263.1             602.3

     Net Sales as % of Gross Demand                      -             68.7%
     % Growth                                            -             86.4%

     Total COGS as % of Net Sales                    49.1%             51.3%
     Gross Profit Margin                             50.9%             48.7%

     Catalog & Advertising as % of Net Sales         26.5%             23.0%
     $ Per Book                                       0.71              0.50
     Fulfillment as % of Net Sales                    7.9%              9.4%
     $ Per Book                                       0.21              0.21
     Support Services as % of Net Sales               7.4%              6.8%
                                                    -----           -------       -----------        ----------
     Total SG&A as % of Net Sales(2)                 41.7%             39.2%

     EBITDA as % of Net Sales                         9.8%             10.3%
     % Growth                                                          96.3%

     Operating Income as % of Net Sales(2)            9.1%              9.5%
     % Growth                                                          94.9%

     Tax Rate                                         5.6%             38.2%
     Minimum Cash Balance                                -                 -

SUMMARY OF OPERATIONS
     Gross Demand                                        -          $1,913.0
     Net Sales                                       705.4           1,314.8
     Gross Profit                                    358.8             640.6
     EBITDA                                           69.1             135.7
     Operating Income                                 64.3             125.4
     Net Income                                       31.9              53.6


                                                                           Projected Fiscal Year
                                               ----------------------------------------------------------------------------
                                                    1998         1999         2000          2001         2002         2003
                                               ----------    ---------    ---------    ----------   ----------   ----------
OPERATING ASSUMPTIONS

     Circulation (millions of catalogs)(1)         630.6        589.4        619.2         653.7        687.9        724.8

     Net Sales as % of Gross Demand                69.3%        68.8%        68.6%         68.6%        68.9%        69.0%
     % Growth                                       1.0%         2.1%         6.5%          7.5%         7.5%         7.5%

     Total COGS as % of Net Sales                  52.2%        51.4%        51.5%         51.5%        51.5%        51.5%
     Gross Profit Margin                           47.8%        48.6%        48.5%         48.5%        48.5%        48.5%

     Catalog & Advertising as % of Net Sales       24.7%        24.2%        24.0%         24.0%        24.0%        24.0%
     $ Per Book                                     0.52         0.56         0.56          0.57         0.58         0.59
     Fulfillment as % of Net Sales                 10.8%        11.1%        10.9%         10.8%        10.8%        10.8%
     $ Per Book                                     0.23         0.25         0.25          0.26         0.26         0.27
     Support Services as % of Net Sales             6.9%         7.0%         6.8%          6.7%         6.7%         6.7%
                                                  -----      -------      -------      --------      -------       ------
     Total SG&A as % of Net Sales(2)               42.4%        42.3%        41.7%         41.5%        41.5%        41.6%

     EBITDA as % of Net Sales                       6.2%         7.3%         7.8%          7.8%         7.8%         8.2%
     % Growth                                      (38.9)%      19.3%        13.1%          8.6%         7.1%        12.2%

     Operating Income as % of Net Sales(2)          5.4%         6.4%         6.8%          7.0%         7.0%         7.0%
     % Growth                                      (42.8)%      20.6%        14.0%          9.8%         8.5%         6.2%

     Tax Rate                                      38.5%        38.5%        38.5%         38.5%        38.5%        38.5%
     Minimum Cash Balance                            0.5          0.5          0.5           0.5          0.5          0.5

SUMMARY OF OPERATIONS
     Gross Demand                               $1,918.0     $1,972.4     $2,106.0      $2,263.4     $2,421.3     $2,597.4
     Net Sales                                   1,328.4      1,356.5      1,444.2       1,552.0      1,667.9      1,792.4
     Gross Profit                                  635.3        659.8        700.6         753.1        809.7        870.0
     EBITDA                                         83.0         99.0        112.0         121.6        130.2        146.1
     Operating Income                               71.8         86.6         98.6         108.3        117.5        124.7
     Net Income                                     18.7         29.9         38.7          46.2         52.7         58.9


----------
(1)  Excludes circulation of Brett Inserts.

(2)  Before Amortization expense.

(3) Defined as unlevered Net Income plus Depreciation & Amortization less increase in Capital Expenditures and Working Capital.

Confidential

Bear Stearns



                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                                INCOME STATEMENT

                                                                        Actual
                                                                      Nine Months       Three Months
                                            Actual Fiscal Year            Ended           Estimated
                                         ------------------------     -----------       ------------
                                               1996         1997       10/31/98           1/31/99
                                         -----------    ---------     -----------       ------------
REVENUE

     Gross Demand
     Indy                                                 $978.9
     W Bridge                                              934.1
     General                                                 0.0
                                             ------     --------        ------            ------
     Total Gross Demand                                 $1,913.0
     % Growth                                                  -

     Net Sales
     Indy                                                 $711.5
     W Bridge                                              601.9
     General                                                 1.5
                                             ------     --------        ------            ------
     Total Net Sales                         $705.4     $1,314.8        $996.3            $332.2
     % of Gross Demand                                     68.7%

COST OF GOODS SOLD
     Indy                                                 $351.2
     W Bridge                                              321.2
     General                                                 1.9
                                             ------     --------        ------            ------
     Total COGS                              $346.6       $674.3        $506.2            $187.3
     % of Net Sales                           49.1%        51.3%         50.8%             56.4%

GROSS PROFIT
     Indy                                                 $360.3
     W Bridge                                              277.4
     General                                                (0.4)
                                             ------     --------        ------            ------
     Total Gross Profit                      $358.8       $640.6        $490.1            $145.2
     Gross Profit Margin                      50.9%        48.7%         49.2%             43.7%

SG&A EXPENSE
     Catalog & Advertising
     Indy                                                 $187.0
     W Bridge                                              115.2
     General                                                 0.0
                                             ------     --------        ------            ------
     Total Catalog & Advertising             $187.0       $302.2        $249.2             $79.1
     % of Net Sales                           26.5%        23.0%         25.0%             23.8%
     $ Per Book                                0.71         0.50

     Fulfillment
     Indy                                                  $51.4
     W Bridge                                               73.5
     General                                                (0.7)
                                             ------     --------        ------            ------
     Total Fulfillment                        $55.5       $124.2        $100.2             $42.8
     % of Net Sales                            7.9%         9.4%         10.1%             12.9%
     $ Per Book                                0.21         0.21

     Support Services
     Indy                                                  $51.8
     W Bridge                                               36.7
     General                                                 1.0
                                             ------     --------        ------            ------
     Total Support Services                   $52.0        $88.8         $68.1             $24.1
     % of Net Sales                            7.4%         6.8%          6.8%              7.3%


                                                                 Projected Fiscal Year
                                        -------------------------------------------------------------------
                                              1998        1999       2000        2001       2002       2003
                                        ----------    --------   --------    --------   --------   --------
REVENUE

     Gross Demand
     Indy                                   $965.8    $1,034.7   $1,122.3    $1,219.1   $1,318.9   $1,433.8
     W Bridge                                952.3       937.8      983.6     1,044.3    1,102.4    1,163.7
     General                                   0.0         0.0        0.0         0.0        0.0        0.0
                                          --------    --------   --------    --------   --------   --------
     Total Gross Demand                   $1,918.0    $1,972.4   $2,106.0    $2,263.4   $2,421.3   $2,597.4
     % Growth                                 0.3%        2.8%       6.8%        7.5%       7.0%       7.3%

     Net Sales
     Indy                                   $706.6      $763.3     $824.4      $890.3     $961.5   $1,038.5
     W Bridge                                621.9       593.2      619.8       661.7      706.3      753.9
     General                                   0.0         0.0        0.0         0.0        0.0        0.0
                                          --------    --------   --------    --------   --------   --------
     Total Net Sales                      $1,328.4    $1,356.5   $1,444.2    $1,552.0   $1,667.9   $1,792.4
     % of Gross Demand                       69.3%       68.8%      68.6%       68.6%      68.9%      69.0%

COST OF GOODS SOLD
     Indy                                   $348.3      $374.0     $403.9      $436.3     $471.2     $508.9
     W Bridge                                345.1       322.7      339.7       362.6      387.0      413.5
     General                                   0.0         0.0        0.0         0.0        0.0        0.0
                                          --------    --------   --------    --------   --------   --------
     Total COGS                             $693.5      $696.7     $743.6      $798.9     $858.2     $922.4
     % of Net Sales                          52.2%       51.4%      51.5%       51.5%      51.5%      51.5%

GROSS PROFIT
     Indy                                   $358.2      $389.3     $420.4      $454.1     $490.4     $529.6
     W Bridge                                276.7       270.5      280.2       299.1      319.3      340.4
     General                                   0.3         0.0        0.0         0.0        0.0        0.0
                                          --------    --------   --------    --------   --------   --------
     Total Gross Profit                     $635.3      $659.8     $700.6      $753.1     $809.7     $870.0
     Gross Profit Margin                     47.8%       48.6%      48.5%       48.5%      48.5%      48.5%

SG&A EXPENSE
     Catalog & Advertising
     Indy                                   $194.3      $203.8     $218.5      $235.9     $254.8     $275.2
     W Bridge                                134.0       123.8      128.3       137.1      145.9      155.7
     General                                   0.0         0.0        0.0         0.0        0.0        0.0
                                          --------    --------   --------    --------   --------   --------
     Total Catalog & Advertising          $328.290      $327.6     $346.8      $373.0     $400.7     $430.9
     % of Net Sales                          24.7%       24.2%      24.0%       24.0%      24.0%      24.0%
     $ Per Book                               0.52        0.56       0.56        0.57       0.58       0.59

     Fulfillment
     Indy                                    $53.3       $57.2      $61.8       $66.8      $72.1      $77.9
     W Bridge                                 90.2        90.8       91.7        99.9      110.9      118.0
     General                                  (0.5)        2.1        3.2         0.8       (3.6)      (1.8)
                                          --------    --------   --------    --------   --------   --------
     Total Fulfillment                      $143.0      $150.1     $156.8      $167.5     $179.5     $194.1
     % of Net Sales                          10.8%       11.1%      10.9%       10.8%      10.8%      10.8%
     $ Per Book                               0.23        0.25       0.25        0.26       0.26       0.27

     Support Services
     Indy                                    $53.0       $57.9      $61.8       $66.8      $72.1      $77.4
     W Bridge                                 36.2        35.0       34.7        35.7       38.1       41.1
     General                                   3.0         2.7        1.9         1.9        1.9        1.9
                                          --------    --------   --------    --------   --------   --------
     Total Support Services                  $92.2       $95.5      $98.4      $104.4     $112.1     $120.3
     % of Net Sales                           6.9%        7.0%       6.8%        6.7%       6.7%       6.7%

Bear Stearns

                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                                             ======     ========        ======            ======
TOTAL SG&A EXPENSE                           $294.5       $515.2        $417.5            $146.0
     % of Net Sales                           41.7%        39.2%         41.9%             43.9%

                                          --------    --------   --------    --------   --------   --------
TOTAL SG&A EXPENSE                          $563.5      $573.2     $602.0      $644.9     $692.2     $745.3
     % of Net Sales                          42.4%       42.3%      41.7%       41.5%      41.5%      41.6%

Confidential

Bear Stearns

                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                            INCOME STATEMENT (cont.)

                                                                       Actual
                                                                    Nine Months    Three Months
                                            Actual Fiscal Year            Ended        Estimated
                                            ------------------      -----------    -------------
                                             1996         1997        10/31/98        1/31/99
                                            -----       ------        --------        -------
OPERATING INCOME (EBITA)                    $64.3       $125.4         $72.5          ($0.8)
     Operating Income Margin                  9.1%         9.5%          7.3%          -0.2%

AMORTIZATION                                 $6.5        $11.0          $8.5           $3.0
     % of Net Sales                           0.9%         0.8%          0.8%           0.9%

INTEREST EXPENSE
     Bank Revolver                                                                     $1.5
     Bank Term Loan                                                                     5.3
                                            -----        -----         -----         ------
TOTAL INTEREST EXPENSE                      $24.0        $27.7         $23.0           $6.8

INTEREST INCOME                               0.0          0.0           0.0            0.0
OTHER INCOME (EXPENSE)                        0.0          0.0           0.0            0.0
                                            -----        -----         -----         ------

PRETAX INCOME                               $33.8        $86.7         $41.1         ($10.6)

INCOME TAXES                                  1.9         33.1          15.8           (4.1)
                                            -----        -----         -----         ------

NET INCOME                                  $31.9 (1)    $53.6 (2)     $25.3          ($6.5)
                                            =====        =====         =====          =====


                                                                Projected Fiscal Year
                                           -------------------------------------------------------------
                                            1998         1999       2000      2001      2002       2003
                                           ------       ------     ------    ------    ------     ------
OPERATING INCOME (EBITA)                   $71.8        $86.6      $98.6    $108.3    $117.5     $124.7
     Operating Income Margin                 5.4%         6.4%       6.8%      7.0%      7.0%       7.0%

AMORTIZATION                               $11.5        $11.1      $10.7     $10.3     $10.0       $9.6
     % of Net Sales                          0.9%         0.8%       0.7%      0.7%      0.6%       0.5%

INTEREST EXPENSE
     Bank Revolver                                       $6.4       $6.4      $6.7      $8.1       $8.7
     Bank Term Loan                                      20.5       18.6      16.2      13.7       10.6
                                           -----        -----      -----     -----     -----      -----
TOTAL INTEREST EXPENSE                     $29.8        $26.9      $25.0     $22.9     $21.9      $19.3

INTEREST INCOME                              0.0          0.0        0.0       0.0       0.0        0.0
OTHER INCOME (EXPENSE)                       0.0          0.0        0.0       0.0       0.0        0.0
                                           -----        -----      -----     -----     -----      -----

PRETAX INCOME                              $30.5        $48.6      $62.9     $75.1     $85.7      $95.8

INCOME TAXES                                11.7         18.7       24.2      28.9      33.0       36.9
                                           -----        -----      -----     -----     -----      -----

NET INCOME                                 $18.7 (3)    $29.9      $38.7     $46.2     $52.7      $58.9
                                           =====        =====      =====     =====     =====      =====


----------

(1) Excludes one-time pre-tax charge of $1.7 million relating to write-off of inventories at Chadwick's and $2.4 million in non-cash compensation expenses.

(2) Excludes one-time pre-tax charge of $3.3 million relating to write-off of inventories at Chadwick's and $0.7 million in non-cash compensation expenses.

(3)  Excludes $2.3 million pre-tax charge relating to PPR proposal fee.

Confidential

Bear Stearns

                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                                  BALANCE SHEET

                                                                                Actual
                                                                              Nine Months
                                                 Actual Fiscal Year               Ended
                                                 ------------------           ------------
                                               1996              1997            10/31/98
                                             ------            ------            --------
ASSETS

Cash & Equivalents                             $3.3              $5.1              $0.0
Accounts Receivable                            54.9              16.0              36.4
Inventory                                     168.8             219.6             240.9
Prepaid and Other Current Assets               47.3              58.4              74.7
                                             ------            ------            ------
     Total Current Assets                    $274.2            $299.1            $352.1

Property, Plant & Equipment, Net              $76.0             $77.1             $80.0
Intangible Assets                             354.4             333.3             323.7
Other Assets                                    0.7              10.7              10.7
                                             ------            ------            ------

Total Assets                                 $705.2            $720.2            $766.5
                                             ======            ======            ======

LIABILITIES

Accounts Payable                              $93.9            $139.5            $154.3
Accrued Expenses                               54.0              38.7              24.7
Other Current Liabilities                      18.6              17.8              19.8
                                             ------            ------            ------
     Total Current Liabilities               $166.5            $196.0            $198.8

Bank Revolver                                  $0.0             $19.0             $78.0
Bank Term Loan                                427.4             339.8             300.0
Convertible Redeemable Preferred Stock          1.5               1.4               0.0
                                             ------            ------            ------
     Total Debt Instruments                  $428.9            $360.1            $378.0
Other Long Term Liabilities                     6.0               9.0              11.6
                                             ------            ------            ------
     Total Liabilities                       $601.4            $565.2            $588.4

Total Stockholder's Equity                    103.9             155.0             178.0
                                             ------            ------            ------

Total Liabilities & Equity                   $705.2            $720.2            $766.5
                                             ======            ======            ======


                                                                   Projected Fiscal Year
                                              ------------------------------------------------------------
                                                1998      1999         2000      2001      2002      2003
                                               -----     -----        -----     -----     -----     -----
ASSETS

Cash & Equivalents                              $0.5      $0.5         $0.5      $0.5      $0.5      $0.5
Accounts Receivable                             48.0      49.0         52.2      56.0      60.2      64.7
Inventory                                      250.4     251.6        268.5     288.5     309.9     333.1
Prepaid and Other Current Assets                93.0      95.0        101.1     108.6     116.8     125.5
                                              ------    ------       ------    ------    ------    ------
     Total Current Assets                     $391.9    $396.0       $422.3    $453.7    $487.4    $523.8

Property, Plant & Equipment, Net               $85.9     $93.4       $109.8    $145.0    $179.0    $177.6
Intangible Assets                              321.8     310.7        300.0     289.7     279.7     270.0
Other Assets                                    10.7      10.7         10.7      10.7      10.7      10.7
                                              ------    ------       ------    ------    ------    ------

Total Assets                                  $810.3    $810.9       $842.8    $899.0    $956.8    $982.1
                                              ======    ======       ======    ======    ======    ======

LIABILITIES

Accounts Payable                              $173.4    $174.2       $185.9    $199.7    $214.5    $230.6
Accrued Expenses                                28.2      28.7         30.1      32.2      34.6      37.3
Other Current Liabilities                       27.7      27.9         29.7      32.0      34.3      36.9
                                              ------    ------       ------    ------    ------    ------
     Total Current Liabilities                $229.3    $230.7       $245.7    $263.9    $283.5    $304.7

Bank Revolver                                  $97.9     $84.7        $97.9    $124.8    $145.3    $142.9
Bank Term Loan                                 300.0     282.5        247.5     212.5     177.5     125.0
Convertible Redeemable Preferred Stock           0.0       0.0          0.0       0.0       0.0       0.0
                                              ------    ------       ------    ------    ------    ------
     Total Debt Instruments                   $397.9    $367.2       $345.4    $337.3    $322.8    $267.9
Other Long Term Liabilities                     11.6      11.6         11.6      11.6      11.6      11.6
                                              ------    ------       ------    ------    ------    ------
     Total Liabilities                        $638.8    $609.5       $602.7    $612.8    $617.8    $584.3

Total Stockholder's Equity                     171.5     201.4        240.1     286.3     338.9     397.9
                                              ------    ------       ------    ------    ------    ------

Total Liabilities & Equity                    $810.3    $810.9       $842.8    $899.0    $956.8    $982.1
                                              ======    ======       ======    ======    ======    ======

Confidential

Bear Stearns

                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                               CASH FLOW STATEMENT


                                                                    Three Months
                                                                     Estimated                 Projected Fiscal Year
                                                                    -------------    ------------------------------------------
                                                                        1/31/99       1999     2000     2001     2002      2003
                                                                        -------       ----     ----     ----     ----      ----
CASH FLOW FROM OPERATIONS
     Net Income                                                           ($6.5)     $29.9    $38.7    $46.2    $52.7     $58.9
     Plus:  Depreciation & Amortization                                     4.5       23.5     24.3     25.2     26.0      31.0
     Plus:  Change in Working Capital
     Decrease / (Increase) in Accounts Receivable                         (11.6)      (1.0)    (3.2)    (3.9)    (4.2)     (4.5)
     Decrease / (Increase) in Inventory                                    (9.5)      (1.2)   (16.9)   (19.9)   (21.4)    (23.2)
     Decrease / (Increase) in Prepaid & Other Current Assets              (18.3)      (2.0)    (6.1)    (7.5)    (8.1)     (8.7)
     Decrease / (Increase) in Other Assets                                  0.0        0.0      0.0      0.0      0.0       0.0
     Increase / (Decrease) in Accounts Payable                             19.1        0.8     11.7     13.8     14.8      16.0
     Increase / (Decrease) in Accrued Expenses                              3.5        0.5      1.4      2.1      2.4       2.7
     Increase / (Decrease) in Other Current Liabilities                     7.9        0.1      1.9      2.2      2.4       2.6
     Increase / (Decrease) in Other Long Term Liabilities                   0.0        0.0      0.0      0.0      0.0       0.0

                    Cash Flow from Operating Activities                  ($11.0)     $50.7    $51.8    $58.1    $64.5     $74.8
                                                                         ------      -----    -----    -----    -----     -----

CASH FLOW FROM INVESTING
     Capital Expenditures                                                 ($8.4)    ($20.0)  ($30.0)  ($50.0)  ($50.0)   ($20.0)
     Other                                                                  0.0        0.0      0.0      0.0      0.0       0.0
                                                                         ------      -----    -----    -----    -----     -----
                    Cash Flow from Investing Activities                   ($8.4)    ($20.0)  ($30.0)  ($50.0)  ($50.0)   ($20.0)

CASH FLOW FROM FINANCING
     Change in Total Debt Instruments (Excluding Bank Revolver)
     Bank Term Loan                                                         0.0      (17.5)   (35.0)   (35.0)   (35.0)    (52.5)
                                                                         ------      -----    -----    -----    -----     -----
     Cash Flow from Financing (Excluding Bank Revolver)                    $0.0     ($17.5)  ($35.0)  ($35.0)  ($35.0)   ($52.5)
     Bank Revolver                                                         19.9      (13.2)    13.2     26.9     20.5      (2.3)
                                                                         ------      -----    -----    -----    -----     -----
                    Cash Flow from Financing Activities                   $19.9     ($30.7)  ($21.8)   ($8.1)  ($14.5)   ($54.8)

                    Net Change in Cash & Cash Equivalents                   0.5        0.0      0.0      0.0      0.0       0.0

                    Cash & Cash Equivalents, Beginning of Period            0.0        0.5      0.5      0.5      0.5       0.5
                    ------------------------------------------------------------------------------------------------------------
                    Cash & Cash Equivalents, End of Period                 $0.5       $0.5     $0.5     $0.5     $0.5      $0.5
                    ------------------------------------------------------------------------------------------------------------

Confidential

Bear Stearns

                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                            WORKING CAPITAL SCHEDULE
                                                                            Actual
                                                                          Nine Months
                                                     Actual Fiscal Year      Ended
                                                     ------------------   ------------
                                                       1996      1997       10/31/98
                                                       ----      ----       --------
Accounts Receivable                                   $54.9     $16.0         $36.4
Days Receivable                                        28.0       9.7          16.5
     % of Net Sales                                    7.8%      1.2%          3.7%

Inventories                                          $168.8    $219.6        $240.9
Days Inventory                                        175.4     103.7         145.7
     % of COGS                                        48.7%     32.6%         47.6%

Prepaid & Other Current Assets                        $47.3     $58.4         $74.7
     % of Net Sales                                    6.7%      4.4%          7.5%

Accounts Payable                                      $93.9    $139.5        $154.3
Days Payable                                           97.6      62.3          88.3
     % of COGS                                        27.1%     20.7%         30.5%

Accrued Expenses                                      $54.0     $38.7         $24.7
     % of SG&A Expense                                18.3%      7.5%          5.9%

Other Current Liabilities                             $18.6     $17.8         $19.8
     % of COGS                                         5.4%      2.6%          3.9%

                                                     ------     -----        ------
Net Working Capital                                  $104.4     $98.0        $153.2
     % of Net Sales                                   14.8%      7.5%         15.4%

     Increase / (Decrease) in Working Capital             -     ($6.5)        $55.2

                            WORKING CAPITAL SCHEDULE


                                                                        Projected Fiscal Year
                                                         --------------------------------------------------
                                                         1998     1999      2000     2001     2002     2003
                                                         ----     ----      ----     ----     ----     ----
Accounts Receivable                                     $48.0    $49.0     $52.2    $56.0    $60.2    $64.7
Days Receivable                                          13.0     13.0      13.0     13.0     13.0     13.0
     % of Net Sales                                      3.6%     3.6%      3.6%     3.6%     3.6%     3.6%

Inventories                                            $250.4   $251.6    $268.5   $288.5   $309.9   $333.1
Days Inventory                                          130.0    130.0     130.0    130.0    130.0    130.0
     % of COGS                                          36.1%    36.1%     36.1%    36.1%    36.1%    36.1%

Prepaid & Other Current Assets                          $93.0    $95.0    $101.1   $108.6   $116.8   $125.5
     % of Net Sales                                      7.0%     7.0%      7.0%     7.0%     7.0%     7.0%

Accounts Payable                                       $173.4   $174.2    $185.9   $199.7   $214.5   $230.6
Days Payable                                             90.0     90.0      90.0     90.0     90.0     90.0
     % of COGS                                          25.0%    25.0%     25.0%    25.0%    25.0%    25.0%

Accrued Expenses                                        $28.2    $28.7     $30.1    $32.2    $34.6    $37.3
     % of SG&A Expense                                   5.0%     5.0%      5.0%     5.0%     5.0%     5.0%

Other Current Liabilities                               $27.7    $27.9     $29.7    $32.0    $34.3    $36.9
     % of COGS                                           4.0%     4.0%      4.0%     4.0%     4.0%     4.0%

                                                       ------   ------    ------   ------   ------   ------
Net Working Capital                                    $162.1   $164.8    $176.0   $189.2   $203.4   $218.5
     % of Net Sales                                     12.2%    12.2%     12.2%    12.2%    12.2%    12.2%

     Increase / (Decrease) in Working Capital            $8.9     $2.7     $11.2    $13.2    $14.1    $15.1

Confidential

Bear Stearns

                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                                  DEBT SCHEDULE

                                                                              Three Months
                                                                                 Estimated
                                                                              --------------
     ---------------------------------------------------------------------
     Bank Revolver @ LIBOR+1.00                                      6.03%          1998
     ---------------------------------------------------------------------         -----

     ---------------------------------------------------------------------
     Bank Revolver @ LIBOR+2.00                                      7.03%
     ---------------------------------------------------------------------
     Beginning Cash Balance                                                         $0.0
     Plus:  Period Cash Flows
              Cash Flow from Operating Activities                                  (11.0)
              Cash Flow form Investing Activities                                   (8.4)
              Cash Flow from Financing Activities (Excluding Bank Revolver)          0.0
              Minimum Cash Balance                                                  (0.5)
                                                                                  ------
    Excess Cash / (Cash Deficit)                                                  ($19.9)

     Beginning Balance                                                             $78.0
     Borrowings / (Repayments)                                                      19.9
                                                                                  ------
     Ending Balance                                                                $97.9

              Interest Expense                                                      $1.5

     ----------------------------------------------------------------------
     Bank Term Loan @ LIBOR+2.00                                     7.03%
     ----------------------------------------------------------------------

     Beginning Balance                                                            $300.0
     Mandatory Amortization                                                          0.0
     % of Original                                                                   0.0%
     Optional Amortization                                                           0.0
                                                                                  ------
     Ending Balance                                                               $300.0

              Interest Expense                                                      $5.3

     ----------------------------------------------------------------------
     Cash & Equivalents                                              4.50%
     ----------------------------------------------------------------------

     Beginning Balance                                                              $0.0
     Ending Balance                                                                  0.5

              Interest Income on Cash Balances                                      $0.0


                                                                                             Projected Fiscal Year
                                                                               ------------------------------------------------
     ---------------------------------------------------------------------
     Bank Revolver @ LIBOR+1.00                                      6.03%       1999       2000       2001      2002      2003
     ---------------------------------------------------------------------      -----      -----      -----     -----     -----

     ---------------------------------------------------------------------
     Bank Revolver @ LIBOR+2.00                                      7.03%
     ---------------------------------------------------------------------
     Beginning Cash Balance                                                      $0.5       $0.5       $0.5      $0.5      $0.5
     Plus:  Period Cash Flows
              Cash Flow from Operating Activities                                50.7       51.8       58.1      64.5      74.8
              Cash Flow form Investing Activities                               (20.0)     (30.0)     (50.0)    (50.0)    (20.0)
              Cash Flow from Financing Activities (Excluding Bank Revolver)     (17.5)     (35.0)     (35.0)    (35.0)    (52.5)
              Minimum Cash Balance                                               (0.5)      (0.5)      (0.5)     (0.5)     (0.5)
                                                                               ------     ------     ------    ------    ------
    Excess Cash / (Cash Deficit)                                                $13.2     ($13.2)    ($26.9)   ($20.5)     $2.3

     Beginning Balance                                                          $97.9      $84.7      $97.9    $124.8    $145.3
     Borrowings / (Repayments)                                                  (13.2)      13.2       26.9      20.5      (2.3)
                                                                               ------     ------     ------    ------    ------
     Ending Balance                                                             $84.7      $97.9     $124.8    $145.3    $142.9

              Interest Expense                                                   $6.4       $6.4       $6.7      $8.1      $8.7

     ----------------------------------------------------------------------
     Bank Term Loan @ LIBOR+2.00                                     7.03%
     ----------------------------------------------------------------------

     Beginning Balance                                                         $300.0     $282.5     $247.5    $212.5    $177.5
     Mandatory Amortization                                                     (17.5)     (35.0)     (35.0)    (35.0)    (52.5)
     % of Original                                                                5.8%      12.4%      14.1%     16.5%     29.6%
     Optional Amortization                                                        0.0        0.0        0.0       0.0       0.0
                                                                               ------     ------     ------    ------    ------
     Ending Balance                                                            $282.5     $247.5     $212.5    $177.5    $125.0

              Interest Expense                                                  $20.5      $18.6      $16.2     $13.7     $10.6

     ----------------------------------------------------------------------
     Cash & Equivalents                                              4.50%
     ----------------------------------------------------------------------

     Beginning Balance                                                          $0.5       $0.5        $0.5      $0.5      $0.5
     Ending Balance                                                              0.5        0.5         0.5       0.5       0.5

              Interest Income on Cash Balances                                  $0.0       $0.0        $0.0      $0.0      $0.0

Confidential

BEAR STEARNS                                                       Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                              DEPRECIATION SCHEDULE

                                                                                Actual
Assumptions                                                                   Nine Months   Three Months
     Years to Depreciate Existing Property, Plant & Equipment, Net       7       Ended       Estimated
     Years to Depreciate New Property, Plant & Equipment                17     10/31/98       1/31/99

                       Beginning Property, Plant & Equipment, Net     77.1
                       1998 Capital Expenditures                      20.0
                       1999 Capital Expenditures                      20.0
                       2000 Capital Expenditures                      30.0
                       2001 Capital Expenditures                      50.0
                       2002 Capital Expenditures                      50.0
                       2003 Capital Expenditures                      20.0

                       Depreciation Add-Back(1)
                       Beginning Property, Plant & Equipment, Net                 $77.1         $80.0
                       Plus:  Capital Expenditures                                 11.6           8.4
                       Less:  Total Depreciation                                   (8.7)         (2.6)
                                                                                  -----         -----
                       Period End Property, Plant & Equipment, Net                $80.0         $85.9
                                                                                  -----         -----


Assumptions                                                                                Straight Line Depreciation
     Years to Depreciate Existing Property, Plant & Equipment, Net                          Projected Fiscal Year
     Years to Depreciate New Property, Plant & Equipment               1998      1999        2000       2001      2002       2003

                       Beginning Property, Plant & Equipment, Net     $10.6     $10.6       $10.6      $10.6     $10.6      $10.6
                       1998 Capital Expenditures                        0.6       1.2         1.2        1.2       1.2        1.2
                       1999 Capital Expenditures                                  0.6         1.2        1.2       1.2        1.2
                       2000 Capital Expenditures                                              0.9        1.8       1.8        1.8
                       2001 Capital Expenditures                                                         1.5       3.0        3.0
                       2002 Capital Expenditures                                                                   1.5        3.0
                       2003 Capital Expenditures                                                                              0.6

                       Depreciation Add-Back(1)                                               0.3        1.5       3.3
                       Beginning Property, Plant & Equipment, Net     $77.1     $85.9       $93.4     $109.8    $145.0     $179.0
                       Plus:  Capital Expenditures                     20.0      20.0        30.0       50.0      50.0       20.0
                       Less:  Total Depreciation                      (11.2)    (12.4)      (13.6)     (14.8)    (16.0)     (21.4)
                                                                      -----     -----      ------     ------    ------     ------
                       Period End Property, Plant & Equipment, Net    $85.9     $93.4      $109.8     $145.0    $179.0     $177.6
                                                                      -----     -----      ------     ------    ------     ------

                              AMORTIZATION SCHEDULE

                                                                                Actual
Assumption                                                                   Nine Months    Three Months
     Years to Amortize Existing Itangibles                29                    Ended        Estimated
                                                                               10/31/98       1/31/99
                       Intangibles
                       Beginning Balance                                         $333.3        $323.7
                       Less:  Total Amortization                                   (9.6)         (1.9)
                                                                                 ------        ------
                       Ending Balance                                            $323.7        $321.8
                                                                                 ======        ======


Assumption                                                                                  Straight Line Amortization
     Years to Amortize Existing Itangibles                29                                 Projected Fiscal Year
                                                                        1998      1999        2000       2001      2002       2003
                       Intangibles
                       Beginning Balance                              $333.3    $321.8      $310.7     $300.0    $289.7     $279.7
                       Less:  Total Amortization                       (11.5)    (11.1)      (10.7)     (10.3)    (10.0)      (9.6)
                                                                      ------    ------      ------     ------    ------     ------
                       Ending Balance                                 $321.8    $310.7      $300.0     $289.7    $279.7     $270.0
                                                                      ======    ======      ======     ======    ======     ======

----------

(1) Capital Expenditure in excess of baseline $20 million per annum are related to the building of a third distribution center. The resulting depreciation will not be expensed until the facility is completed in 2003 and is therefore added back to depreciation expense for valuation purposes.

Confidential

BEAR STEARNS                                                       Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                             COST OF EQUITY ANALYSIS

                                                       Levered   Book Value   Market Value     Debt/    Marginal
INDUSTRY COMPARABLES                                   Beta(1)    of Debt     of Equity(1)    Equity    Tax Rate
                                                       -------    -------     ------------    ------    --------
     Coldwater Creek                                     1.3         15.1          118.4       12.7%      35.0%
     DM Management                                       1.3         32.9          162.4       20.3%      39.0%
     Lands' End                                          0.8        256.6          913.8       28.1%      35.0%
     Lillian Vernon                                      0.6          2.6          130.6        2.0%      34.0%
                                                                   ------       --------
                                                                   $307.2       $1,325.2

BOXER ASSUMPTIONS
     Industry Unlevered Beta                            0.77
     Boxer Debt                                       $378.0
     Boxer Equity                                      370.0
     Boxer Marginal Corporate Tax Rate                 38.5%
     Boxer Levered Beta
                    1=BARRA Beta                        1.35
                    2=Calculated Beta

MARKET RETURN ASSUMPTIONS
     Risk Free Rate                                    5.44%
     Market Risk Premium                               7.80%
     Small Capitalization Premium                      1.70%

ESTIMATED COMPANY COST OF EQUITY (BASED ON CAPM)       17.7%

                                                      Unlevered   Capitalization       Industry
INDUSTRY COMPARABLES                                     Beta         Weight        Unlevered Beta
                                                         ----         ------        --------------
     Coldwater Creek                                     1.22          8.2%              0.10
     DM Management                                       1.11         12.0%              0.13
     Lands' End                                          0.68         71.7%              0.49
     Lillian Vernon                                      0.62          8.2%              0.05
                                                                     -----               ----
                                                                     100.0%              0.77


                    WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS


                                    Current Capitalization
                                    ----------------------   Capital        Tax            After Tax        Contribution
                                    Value      % of Total     Cost        Shield         Capital Cost         to WACC
                                    -----      ----------     ----        ------         ------------         -------
     Debt                          $378.0         50.5%       7.03%        38.5%              4.3%               2.2%
     Stockholder's Equity           370.0         49.5%       17.7%         0.0%             17.7%               8.7%
                                   ------        -----                                                          ----
     Total Capitalization          $748.0        100.0%                                                         10.9% =  WACC

--------------------
(1)  As of 3/4/99

Confidential

Bear Stearns                                                       Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                          DISCOUNTED CASH FLOW ANALYSIS

WACC Based on CAPM Model                                            10.9%
WACC Used to Discount Cash Flows                                    10.9%

NOMINAL CASH FLOWS TO THE UNLEVERED FIRM                                                          Projected Fiscal Year

                                                                                                 1999       2000      2001
                                                                                                 ----       ----      ----
                                                                                                $86.6      $98.6    $108.3
     Operating Income (EBITA)                                                                   100.0%     100.0%    100.0%
     % of Management Projections Realized
                                                                                                  0.0        0.0       0.0
     Additional Savings
           4        1=Consolidated Data Center
                    2=Proprietary Credit Card
                    3=Both
                    4=None
                                                                                                 86.6       98.6     108.3
     Adjusted Operating Income (EBITA)                                                          (29.1)     (33.9)    (37.7)
                                                                                               -------    -------   -------
     Less:  Income Taxes (@ 38.5%)                                                              $57.5      $64.8     $70.6
     Unlevered Net Income
                                                                                                $12.4      $13.6     $14.8
     Plus:  Depreciation                                                                        (20.0)     (30.0)    (50.0)
     Less:  Capital Expenditures                                                                 (2.7)     (11.2)    (13.2)
                                                                                               -------    -------   -------
     Decrease / (Increase) in Working Capital                                                   $47.2      $37.2     $22.2
     Unlevered Free Cash Flow



     Terminal Cash Flow (Multiple of EBITDA)                         7.0x
           1        1=Current Multiple
                    2=Forward Multiple
     Implied Growth Rate                                             4.1%
     -----------------------------------------------------------------------------------------------------------------------
     Nominal Period Cash Flows to the Unlevered Firm                                            $47.2      $37.2     $22.2
     -----------------------------------------------------------------------------------------------------------------------
     Number of Periods to Discount Back Unlevered Free Cash Flow                                    1          2         3
     -----------------------------------------------------------------------------------------------------------------------
     Present Value of Period Cash Flows to the Unlevered Firm                                   $42.6      $30.2     $16.2
     -----------------------------------------------------------------------------------------------------------------------
     PRESENT VALUE OF THE FIRM (ENTERPRISE VALUE)                                 $756.4
     ------------------------------------------------------------------------------------
     Plus:  Cash                                                                     0.0
     Less:  Debt                                                                  (378.0)
     Plus:  Options Outstanding                                                      0.0
     ------------------------------------------------------------------------------------
     PRESENT VALUE OF EQUITY                                                      $378.4
     ------------------------------------------------------------------------------------
     Fully Diluted Shares Outstanding                                               17.3
     ------------------------------------------------------------------------------------
     PRESENT VALUE OF EQUITY VALUE PER SHARE                                      $21.92
     ------------------------------------------------------------------------------------

NOMINAL CASH FLOWS TO THE UNLEVERED FIRM

                                                                        2002        2003
                                                                        ----        ----
                                                                      $117.5      $124.7
     Operating Income (EBITA)                                          100.0%      100.0%
     % of Management Projections Realized
                                                                         0.0         0.0
     Additional Savings
           4        1=Consolidated Data Center
                    2=Proprietary Credit Card
                    3=Both
                    4=None
                                                                       117.5       124.7
     Adjusted Operating Income (EBITA)                                 (41.4)      (44.3)
                                                                      -------   ---------
     Less:  Income Taxes (@ 38.5%)                                     $76.1       $80.4
     Unlevered Net Income
                                                                       $16.0       $21.4
     Plus:  Depreciation                                               (50.0)      (20.0)
     Less:  Capital Expenditures                                       (14.1)      (15.1)
                                                                      -------   ---------
     Decrease / (Increase) in Working Capital                          $28.0       $66.7
     Unlevered Free Cash Flow
                                                                                ---------
                                                                                 1,022.8
                                                                                ---------
     Terminal Cash Flow (Multiple of EBITDA)
           1        1=Current Multiple
                    2=Forward Multiple
     Implied Growth Rate
     ------------------------------------------------------------------------------------
     Nominal Period Cash Flows to the Unlevered Firm                   $28.0    $1,089.5
     ------------------------------------------------------------------------------------
     Number of Periods to Discount Back Unlevered Free Cash Flow           4           5
     ------------------------------------------------------------------------------------
     Present Value of Period Cash Flows to the Unlevered Firm          $18.5      $648.8
     ------------------------------------------------------------------------------------

Confidential

Bear Stearns



                                                                   Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                          DISCOUNTED CASH FLOW ANALYSIS

SENSITIVITY:  PRESENT VALUE OF 1999-2003 CASH FLOWS

                                                           9.5%       $153
                                                           10.0%       151
                                                           10.5%       149
                                                  Firm     11.0%       147
                                                  WACC     11.5%       145
                                                           12.0%       143
                                                           12.5%       141
                                                           13.0%       140


SENSITIVITY:  PRESENT VALUE OF TERMINAL VALUES

                                                                                         Exit Multiple of EBITDA
                                                                                         -----------------------
                                                                      6.0x      6.5x     7.0x      7.5x      8.0x     8.5x    9.0x
                                                           9.5%       $557      $603     $650      $696      $743     $789    $835
                                                           10.0%       544       590      635       680       726      771     817
                                                           10.5%       532       577      621       665       710      754     798
                                                  Firm     11.0%       520       564      607       650       694      737     780
                                                  WACC     11.5%       509       551      594       636       678      721     763
                                                           12.0%       497       539      580       622       663      705     746
                                                           12.5%       487       527      568       608       649      689     730
                                                           13.0%       476       516      555       595       634      674     714

SENSITIVITY:  PRESENT VALUE OF ENTERPRISE VALUES

                                                                                         Exit Multiple of EBITDA
                                                                                         -----------------------
                                                                      6.0x      6.5x     7.0x      7.5x      8.0x     8.5x    9.0x
                                                           9.5%       $710      $756     $803      $849      $895     $942    $988
                                                           10.0%       695       741      786       831       877      922     967
                                                           10.5%       681       725      770       814       858      903     947
                                                  Firm     11.0%       667       711      754       797       841      884     927
                                                  WACC     11.5%       654       696      739       781       823      866     908
                                                           12.0%       641       682      724       765       807      848     889
                                                           12.5%       628       668      709       750       790      831     871
                                                           13.0%       615       655      695       734       774      814     853

CONFIDENTIAL

Bear Sterns                                                        Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)

                          DISCOUNTED CASH FLOW ANALYSIS

SENSITIVITY:  PRESENT VALUE OF EQUITY VALUE


                                                                                  Exit Multiple of EBITDA
                                                                ----------------------------------------------------------
                                                                6.0x      6.5x     7.0x      7.5x    8.0x     8.5x    9.0x
                                                   9.5%         $332      $378     $425      $471    $517     $564    $610
                                                   10.0%         317       363      408       453     499      544     589
                                                   10.5%         303       347      392       436     480      525     569
                                          Firm     11.0%         289       333      376       419     463      506     549
                                          WACC     11.5%         276       318      361       403     445      488     530
                                                   12.0%         263       304      346       387     429      470     511
                                                   12.5%         250       290      331       372     412      453     493
                                                   13.0%         237       277      317       356     396      436     475


SENSITIVITY:  PRESENT VALUE OF EQUITY VALUE PER SHARE


                                                                                  Exit Multiple of EBITDA
                                                              ----------------------------------------------------------------
                                                                6.0x      6.5x     7.0x      7.5x      8.0x     8.5x      9.0x
                                                    9.5%      $19.22    $21.91   $24.60    $27.29    $29.98   $32.67    $35.36
                                                   10.0%       18.38     21.01    23.64     26.26     28.89    31.52     34.15
                                                   10.5%       17.56     20.13    22.70     25.27     27.84    30.40     32.97
                                          Firm     11.0%       16.76     19.27    21.78     24.29     26.81    29.32     31.83
                                          WACC     11.5%       15.98     18.43    20.89     23.35     25.80    28.26     30.72
                                                   12.0%       15.22     17.62    20.02     22.43     24.83    27.23     29.63
                                                   12.5%       14.48     16.83    19.18     21.53     23.88    26.22     28.57
                                                   13.0%       13.76     16.06    18.35     20.65     22.95    25.25     27.54



SENSITIVITY:  IMPLIED GROWTH RATE

                                                                                  Exit Multiple of EBITDA
                                                                ----------------------------------------------------------
                                                                6.0x      6.5x     7.0x      7.5x    8.0x     8.5x    9.0x
                                                   9.5%         1.8%      2.3%     2.8%      3.2%    3.6%     3.9%    4.2%
                                                   10.0%        2.2%      2.8%     3.3%      3.7%    4.1%     4.4%    4.7%
                                                   10.5%        2.7%      3.3%     3.7%      4.2%    4.5%     4.9%    5.2%
                                          Firm     11.0%        3.2%      3.7%     4.2%      4.6%    5.0%     5.3%    5.6%
                                          WACC     11.5%        3.6%      4.2%     4.7%      5.1%    5.5%     5.8%    6.1%
                                                   12.0%        4.1%      4.7%     5.1%      5.6%    6.0%     6.3%    6.6%
                                                   12.5%        4.5%      5.1%     5.6%      6.0%    6.4%     6.8%    7.1%
                                                   13.0%        5.0%      5.6%     6.1%      6.5%    6.9%     7.2%    7.5%

Confidential

Bear Sterns                                                        Project Boxer

BOXER DISCOUNTED CASH FLOW VALUATION MODEL (Management Case)
($ in millions, except per share data)


                          DISCOUNTED CASH FLOW ANALYSIS


SENSITIVITY:  PRESENT VALUE OF EQUITY VALUE REMAINING TO BE ACQUIRED BY PPR


                                                                                   Exit Multiple of EBITDA
                                                                                   -----------------------
                                                                6.0x      6.5x     7.0x      7.5x      8.0x     8.5x      9.0x
                                                   9.5%       $165.6    $188.7   $211.9    $235.0    $258.2   $281.3    $304.5
                                                   10.0%       158.3     180.9    203.6     226.2     248.8    271.5     294.1
                                                   10.5%       151.2     173.3    195.5     217.6     239.7    261.9     284.0
                                          Firm     11.0%       144.3     166.0    187.6     209.2     230.9    252.5     274.1
                                          WACC     11.5%       137.6     158.8    179.9     201.1     222.2    243.4     264.5
                                                   12.0%       131.1     151.8    172.5     193.1     213.8    234.5     255.2
                                                   12.5%       124.7     144.9    165.2     185.4     205.6    225.9     246.1
                                                   13.0%       118.5     138.3    158.1     177.9     197.7    217.4     237.2

Confidential

APPENDIX B

WEIGHTED AVERAGE COST OF CAPITAL CALCULATION

                                                COST OF EQUITY ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
                                     Levered  Book Value  Market Value   Debt/   Marginal  Unlevered  Capitalization    Industry
INDUSTRY COMPARABLES                 Beta(1)   of Debt    of Equity(1)  Equity   Tax Rate    Beta         Weight      Unlevered Beta
                                     -------  ----------  ------------  ------  ---------  ---------  --------------  --------------
Coldwater Creek                         1.3     15.1           118.4      12.7%    35.0%      1.22         8.2%           0.10
DM Management                           1.3     32.9           162.4      20.3%    39.0%      1.11        12.0%           0.13
Lands' End                              0.8    256.6           913.8      28.1%    35.0%      0.68        71.7%           0.49
Lillian Vernon                          0.6      2.6           130.6       2.0%    34.0%      0.62         8.2%           0.05
                                               -----        --------                                     -----            ----
                                              $307.2        $1,325.2                                     100.0%           0.77

BOXER ASSUMPTIONS
  Industry Unlevered Beta               0.77
  Boxer Debt                          $378.0
  Boxer Equity                         370.0
  Boxer Marginal Corporate Tax Rate    38.5%
  Boxer Levered Beta
     2          1=BARRA Beta
                2=Calculated Beta       1.25

MARKET RETURN ASSUMPTIONS
  Risk Free Rate                       5.44%
  Market Risk Premium                  7.80%
  Small Capitalization Premium         1.70%

ESTIMATED COMPANY COST OF EQUITY
  (BASED ON CAPM)                      16.9%


------------------------------------------------------------------------------------------------------------------------------------
                                           WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS
------------------------------------------------------------------------------------------------------------------------------------
                         Current Capitalization
                         ----------------------    Capital      Tax     After Tax    Contribution
                         Value   % of Total          Cost     Shield   Capital Cost      to WACC
                         -----   ----------        --------   ------   ------------  ------------
Debt                     $378.0    50.5%             7.03%     38.5%      4.3%          2.2%
Stockholder's Equity      370.0    49.5%             16.9%      0.0%     16.9%          8.4%
                         ------    -----                                             ------------
  Total Capitalization   $748.0   100.0%                                             10.5% = WACC


---------------
(1) As of 3/4/99

                            COST OF EQUITY ANALYSIS

                                      LEVERED  BOOK VALUE  MARKET VALUE   DEBT/  MARGINAL  UNLEVERED  CAPITALIZATION     INDUSTRY
INDUSTRY COMPARABLES                   BETA(1)   OF DEBT    OF EQUITY(1) EQUITY  TAX RATE     BETA        WEIGHT      UNLEVERED BETA
  Coldwater Creek                       1.3        15.1         118.4    12.7%    35.0%       1.22          8.2%           0.10
  DM Management                         1.3        32.9         162.4    20.3%    39.0%       1.11         12.0%           0.13
  Lands' End                            0.8       256.6         913.8    28.1%    35.0%       0.68         71.7%           0.49
  Lilian Vernon                         0.6         2.6         130.6     2.0%    34.0%       0.62          8.2%           0.05
                                                 ------      --------                                     ------           ----
                                                 $307.2      $1,325.2                                     100.0%           0.77

BOXER ASSUMPTIONS                     -------
  Industry Unlevered Beta               0.77
                                      -------
  Boxer Debt                          $378.0
  Boxer Equity                         370.0
  Boxer Marginal Corporate
    Tax Rate                            38.5%
  Boxer Levered Beta                  -------
    1         1=BARRA Beta              1.35
              2=Calculated Beta       -------

MARKET RETURN ASSUMPTIONS
  Risk Free Rate                        5.44%
  Market Risk Premium                   7.80%
  Small Capitalization Premiums         1.70%

ESTIMATED COMPANY COST OF EQUITY      -------
  (BASED ON CAPM)                       17.7%
                                      -------


                   WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS

                                  CURRENT CAPITALIZATION
                                  ----------------------    CAPITAL     TAX      AFTER TAX     CONTRIBUTION
                                  VALUE       % OF TOTAL     COST      SHIELD   CAPITAL COST     TO WACC
                                  ------      ----------    -------    ------   ------------   ------------
Debt                              $378.0         50.5%       7.03%     38.5%        4.3%           2.2%
Stockholder's Equity               370.0         49.5%      17.7%       0.0%       17.7%           8.7%
                                  ------      ----------                                       ------------------
  Total Capitalization            $748.0        100.0%                                            10.9% = WACC
                                                                                               ------------------

_________________
(1) As of 3/4/99

APPENDIX C

STOCK PRICE SENSITIVITY ANALYSES

Bear Sterns                                                        Project Boxer

STOCK PRICE SENSITIVITY ANALYSIS:  ONE YEAR ANALYSIS

THE FOLLOWING TABLE SHOWS THE PRESENT VALUE TODAY OF BOXER'S PROJECTED STOCK PRICE IN MARCH 2000 BASED ON CURRENT MANAGEMENT PROJECTIONS.

FY2000 ESTIMATE
------------------------------------------------ ----------------------------
FY2000 Management Projection                     $2.21
------------------------------------------------ ----------------------------

PRESENT VALUE TODAY

                                                                    REQUIRED RATE OF RETURN ON EQUITY
                                                                    ---------------------------------
                                                      15.0%                          16.0%                          17.0%
                                                      ----                           ----                           ----
Forward                11.0x                         $21.14                         $20.96                         $20.78
P/E                    12.0                           23.06                          22.86                          22.67
Ratio                  13.0                           24.98                          24.77                          24.56
                       14.0                           26.90                          26.67                          26.44
                       15.0                           28.83                          28.58                          28.33

CONFIDENTIAL

Bear Stearns                                                       Project Boxer


STOCK PRICE SENSITIVITY ANALYSIS:  TWO YEAR ANALYSIS

THE FOLLOWING TABLE SHOWS THE PRESENT VALUE TODAY OF BOXER'S PROJECTED STOCK PRICE IN MARCH 2001 BASED ON CURRENT MANAGEMENT PROJECTIONS.

FY2001 ESTIMATE
------------------------------------------------ ----------------------------
FY2001 Management Projection                             $2.62
------------------------------------------------ ----------------------------

PRESENT VALUE TODAY

                                                                             REQUIRED RATE OF RETURN ON EQUITY
                                                           15.0%                          16.0%                          17.0%
                                                           -----                          -----                          -----
Forward                      11.0x                         $21.79                         $21.42                         $21.05
P/E                          12.0                           23.77                          23.37                          22.97
Ratio                        13.0                           25.75                          25.31                          24.88
                             14.0                           27.74                          27.26                          26.80
                             15.0                           29.72                          29.21                          28.71

CONFIDENTIAL

APPENDIX D

BOXER HISTORICAL TRADING MULTIPLES

Bear Stearns                                                       Project Boxer

HISTORICAL FORWARD P / E MULTIPLES

BOXER HAS TRADED AT A DISCOUNT TO THE COMPARABLE GROUP.

[BAR GRAPHS COMPARING MONTHLY P / E MULTIPLES(1) FOR BOXER (MARKET PRICE), COMPARABLE GROUP INDEX(3) AND BOXER (OFFER PRICE) - APRIL 1997 TO FEBRUARY 1999]

April 1997 - July 1998  -  Boxer Average Discount (Pre-earnings drop): 15%

April 1997 - October 1998 - Boxer Average Discount (Including earnings drop)
(2): 20%

P/E Multiples of Boxer (Market Price) compared to Comparable Group Index (3)
    April 1997: 84%
    July 1997: 81%
    October 1997: 89%
    January 1998: 81%
    April 1998: 99%
    July 1998: 73%
    October 1998: 58%
    January 1999: 112%
    February 1999: 104%

Source:  I/B/E/S consensus earnings estimates.

(1) Based on forward year P / E ratios that consider consensus research estimates currently available in period.

(2) Boxer's stock price fell sharply from $35.94 to $24.50 on August 19, 1998, after the Company issued a warning relating to second half sales.

(3) Comparable Group Index is a harmonic mean of Coldwater Creek, DM Management, Lands' End and Lillian Vernon.

(4) Boxer's implied P / E multiple calculated using a $24.50 offer price and $1.70 1999 EPS estimate.

Confidential

BEAR                                                               Project Boxer
STEARNS

HISTORICAL DISCOUNT TO COMPARABLE COMPANIES

BOXER HAS TRADED AT AN HISTORICAL P / E DISCOUNT TO ITS COMPARABLE GROUP OF BETWEEN 15% AND 20%.

COMPARABLE GROUP MEAN(1)                                            13.5X
BOXER AVERAGE DISCOUNT (PRE-EARNINGS DROP)                          15%
    ADJUSTED P / E MULTIPLE                                         11.5X
    1999 EPS                                                        $1.70
    IMPLIED VALUE PER SHARE                                         $19.55
BOXER AVERAGE DISCOUNT (INCLUDING EARNINGS DROP)                    20%
    ADJUSTED P / E MULTIPLE                                         10.8X
    1999E EPS                                                       $1.70
    IMPLIED VALUE PER SHARE                                         $18.36

(1) Includes Coldwater Creek, DM Management, Land's End and Lillian Vernon. Blair is excluded because its P / E multiple on current year's earnings is not recorded on a historical basis by I/B/E/S.


                                                                              31
CONFIDENTIAL